MORTGAGE LOAN SALE AGREEMENT

between

AMERICAN HOME MORTGAGE CORP.,

as Seller,

and

AMERICAN HOME MORTGAGE SERVICING, INC.,

as Servicer,

and

J.P. MORGAN MORTGAGE ACQUISITION CORP.,

as Purchaser

April 1, 2006

Fixed and Adjustable Rate Mortgage Loans

TABLE OF CONTENTS

Page

SECTION 1.

Definitions.

1

Subsection 1.01

Definitions.

1

SECTION 2.

Purchase and Conveyance.

16

SECTION 3.

Mortgage Loan Schedule.

17

SECTION 4.

Purchase Price.

17

SECTION 5.

Examination of Mortgage Files.

17

SECTION 6.

Delivery of Mortgage Loan Documents.

17

Subsection 6.01

Possession of Mortgage Files.

17

Subsection 6.02

Books and Records.

18

Subsection 6.03

Delivery of Mortgage Loan Documents.

18

SECTION 7.

Representations, Warranties and Covenants; Remedies for Breach.

19

Subsection 7.01

Representations and Warranties Regarding Individual

Mortgage Loans.

19

Subsection 7.02

Seller Representations.

35

Subsection 7.03

Remedies for Breach of Representations and Warranties.

39

Subsection 7.04

Covenants of  Seller.

41

Subsection 7.05

Servicing of The Mortgage Loans.

43

Subsection 7.06

Seller Covenants Regarding

Transfer of Servicing.

43

Subsection 7.07

Early Payment Default.

50

Subsection 7.08

Purchase Price Protection.

50

SECTION 8.

Closing.

51

SECTION 9.

Closing Documents.

51

SECTION 10.

Costs; Assignments.

52

SECTION 11.

Notices.

53

SECTION 12.

Cooperation of Seller with a Reconstitution.

54

SECTION 13.

Compliance with Regulation AB

56

Subsection 13.01

Intent of the Parties; Reasonableness.

56

Subsection 13.02

Information to Be Provided by the Seller.

56

Subsection 13.03

Indemnification; Remedies.

59

Subsection 13.04

Additional Representations and Warranties of the Seller.  .

59

SECTION 14.

Additional Indemnification by the Seller and

Servicer; Third Party Claims.

60

SECTION 15.

Severability Clause.

60

SECTION 16.

No Partnership.

61

SECTION 17.

Counterparts.

61

SECTION 18.

Governing Law.

61

SECTION 19.

Intention of the Parties.

61

SECTION 20.

Waivers.

61

SECTION 21.

Exhibits.

62

SECTION 22.

General Interpretive Principles.

62

SECTION 23.

Reproduction of Documents.

62

SECTION 24.

Amendment.

62

SECTION 25.

Confidentiality.

63

SECTION 26.

Entire Agreement.

63

SECTION 27.

Further Agreements.

63

SECTION 28.

Successors and Assigns.

63

SECTION 29.

Non-Solicitation.

64

EXHIBITS

EXHIBIT 1

FORM OF SELLER’S AND SERVICER’S OFFICER’S CERTIFICATE

EXHIBIT 2

MORTGAGE LOAN DOCUMENTS

EXHIBIT 3

CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 4

MORTGAGE LOAN SCHEDULE

EXHIBIT 5

UNDERWRITING GUIDELINES

EXHIBIT 6

FORM OF OPINION OF COUNSEL

EXHIBIT 7

FORM OF ASSIGNMENT,  ASSUMPTION AND RECOGNITION AGREEMENT

EXHIBIT 8

TRANSFER INSTRUCTIONS

EXHIBIT 9

ASSIGNMENT AND CONVEYANCE

EXHIBIT 10

SERVICER ACKNOWLEDGMENT

EXHIBIT 11

CO-OP LOAN FILE

MORTGAGE LOAN SALE AGREEMENT

THIS MORTGAGE LOAN SALE AGREEMENT (the “Agreement”), dated April 1, 2006, is hereby executed by and between J.P. Morgan Mortgage Acquisition Corp., a Delaware corporation, as purchaser (the “Purchaser”), American Home Mortgage Corp., a New York corporation, as seller (the “Seller”) and American Home Mortgage Servicing, Inc., a Maryland corporation, as servicer (the “Servicer”).

W I T N E S S E T H:

WHEREAS, from time to time, the Seller desires to sell to the Purchaser, and, from time to time, the Purchaser desires to purchase from the Seller, certain conventional, fixed and adjustable-rate, residential, first-lien mortgage loans (the “Mortgage Loans”), and certain fixed and adjustable rate first lien Co-op Loans (the “Co-op Loans”), together with the servicing rights associated with such Mortgage Loans and such Co-op Loans, as described herein, and which shall be delivered as whole loans as provided herein;

WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule; and

WHEREAS, each of the Co-op Loans is secured by a pledge of shares of stock issued by a Cooperative and the assignment of the appurtenant proprietary lease, all relating to a specified dwelling unit in an apartment building owned by the Cooperative and located in the state indicated on the related Mortgage Loan Schedule, which is annexed to the related Assignment and Conveyance; and

WHEREAS, the Purchaser, the Seller and the Servicer wish to prescribe the manner of the conveyance, master servicing, servicing and control of the Mortgage Loans.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

SECTION 1.

Definitions.

Subsection 1.01

Definitions.

For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.

Acceptance of Assignment and Assumption of Lease Agreement:  The specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

Adjustment Date:  As to each ARM Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note.

Agency Transfer:  A Fannie Mae Transfer or a Freddie Mac Transfer.

Agreement:  This Mortgage Loan Sale Agreement including all exhibits, schedules, amendments and supplements hereto.

ALTA:  The American Land Title Association or any successor in interest thereto.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

Approved Tax Service Contract Provider:  Any of the following providers: either First American, Fidelity or a third party mutually agreed to by the Servicer and the Purchaser.

ARM Mortgage Loan:  A Mortgage Loan purchased pursuant to this Agreement the Mortgage Interest Rate of which is adjusted from time to time in accordance with the terms of the related Mortgage Note.

Assignment and Conveyance:  The assignment and conveyance of the Mortgage Loans to be purchased on the applicable Closing Date in the form set forth in Exhibit 9 hereto.

Assignment of Mortgage:  An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

Bankruptcy Loan:  A Mortgage Loan that is affected by a bankruptcy which has been filed, except for Mortgage Loans for which a Mortgagor has filed a Chapter 7 liquidation and which is otherwise not in default.

Business Day:  Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed.

Closing Date:  With respect to the Mortgage Loans in a Mortgage Loan Package, the Closing Date as specified in the related Term Sheet.

Closing Documents:  The documents required to be delivered on the Closing Date pursuant to Section 9.

CLTA:  The California Land Title Association.

Code:  The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

Commission:  The United States Securities and Exchange Commission.

Condemnation Proceeds:  All awards, compensation and settlements in respect of a taking (whether permanent or temporary) of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Convertible Mortgage Loan:  A Mortgage Loan that by its terms and subject to certain conditions allows the Mortgagor to convert the adjustable Mortgage Interest Rate thereon to a fixed Mortgage Interest Rate.

Co-op Lease:  With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

Co-op Loan:  A Mortgage Loan that is secured by a first or second lien on and a perfected security interest in Cooperative Shares and the related proprietary lease granting exclusive rights to occupy the related Cooperative Apartment in the building owned by the related Cooperative.

Co-op Stock:  With respect to a Co-op Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related residential cooperative housing corporation.

Cooperative: The private, non profit cooperative apartment corporation which owns all of the real property that comprises the Project, including the land, separate dwelling units and all common areas.

Cooperative Unit:  With respect to any Co-op Loan, a specific unit in a Project.

Cooperative Shares:  With respect to any Co-op Loan, the shares of stock issued by a Cooperative and allocated to a Cooperative Apartment and represented by a stock certificates.

Covered Home Loan:  A Mortgage Loan categorized as Covered pursuant to Appendix E of the Standard & Poor’s Glossary.

Credit Grade:  As defined in the Underwriting Guidelines.

Credit Score:  The credit score for each Mortgage Loan shall be the minimum of two credit bureau scores obtained at origination or such other time by the Seller.  If two credit bureau scores are obtained, the Credit Score will be the lower score.  If three credit bureau scores are obtained, the Credit Score will be the middle of the three.  When there is more than one applicant, the lowest of the applicants’ Credit Scores will be used.

Customary Servicing Procedures:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located which are in accordance with accepted mortgage servicing practices of prudent lending institutions and the Fannie Mae Guides as amended from time to time.

Custodial Account:  As defined in the Interim Servicing Agreement.

Custodian:  J.P.Morgan Chase Bank or its successor thereto.

Cut-off Date:  With respect to the Mortgage Loans in any Mortgage Loan Package, the Cut-off Date specified in the related Term Sheet.

Cut-off Date Principal Balance:  The aggregate Stated Principal Balance of the Mortgage Loans as of the related Cut-off Date which is determined after the application of payments of principal due on or before the related Cut-off Date, whether or not collected, and of Principal Prepayments received before the related Cut-off Date.

DBRS: Dominion Bond Rating Service and its successors in interest.

Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Substitute Mortgage Loan in accordance with this Agreement.

Delinquent Mortgage Loan:  A Mortgage Loan which becomes delinquent for a period of ninety (90) days or more.

Depositor:  The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Determination Date:  With respect to each Remittance Date, the 15th day (or, if such 15th day is not a Business Day, the following Business Day) of the month in which such Remittance Date occurs.

Due Date:  With respect to each Remittance Date, the first day of the month in which such Remittance Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month of the Remittance Date.

Escrow Account:  As defined in the Interim Servicing Agreement.

Escrow Payments:  The amounts constituting ground rents, taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums, flood insurance premiums, condominium charges and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

Estoppel Letter:  A document certifying, with respect to a Co-op Loan, (i) the appurtenant Co-op Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Co-op Stock was registered in the Mortgagor’s name and there has been no notice of any lien upon, pledge of, levy of execution on or disposition of such Co-op Stock, and (iii) the Mortgagor is not in default under the appurtenant Co-op Lease and all charges due have been paid.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

FAFDS:  First American Flood Data Services or its successor thereto.

Fannie Mae:  Fannie Mae or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

Fannie Mae Transfer:  As defined in Section 12 hereof.

FARETS:  First American Real Estate Tax Service or its successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond:  The fidelity bond required to be obtained by the Servicer pursuant to the Interim Servicing Agreement.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Fitch Ratings: Fitch, Inc., or any successor in interest.

Foreclosure Loan:  A Mortgage Loan on which (i) a foreclosure has been completed or commenced or which has been forwarded to an attorney to commence foreclosure; or (ii) a deed-in-lieu of foreclosure has been accepted or is pending.

Freddie Mac:  The Federal Home Loan Mortgage Corporation or any successor thereto.

Freddie Mac Transfer:  As defined in Section 12 hereof.

GAAP: Generally accepted accounting principles in effect from time to time in the United States of America and applied on a consistent basis.

Gross Margin:  With respect to each ARM Mortgage Loan, the fixed percentage amount set forth in each related Mortgage Note which is added to the Index on each Adjustment Date in order to determine the related Mortgage Interest Rate for such Mortgage Loan.

High Cost Loan:  A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994 (b) a “high cost home,” “threshold,” “covered,” “high risk home”, or “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), or (c) a Mortgage Loan categorized as a Covered Home Loan.

Home Loan:  A Mortgage Loan categorized as Home Loan pursuant to Appendix E of the Standard & Poor’s Glossary.

HUD:  The United States Department of Housing and Urban Development or any successor thereto.

Index:  With respect to each ARM Mortgage Loan, the index as provided in the related Mortgage Note.

Initial Rate Cap:  As to each ARM Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on the first Adjustment Date as provided in the related Mortgage Note.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Interim Funder:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS® System as the interim funder pursuant to the MERS Procedures Manual.

Interim Servicing Agreement: The agreement, dated as of the date hereof, to be entered into by the Purchaser and the Servicer, providing for the Servicer to service the Mortgage Loans for the Interim Period.

Interim Period:  The period between the Closing Date and the related Transfer Date.

Investor:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS® System as the investor pursuant to the MERS Procedures Manual.

Lifetime Rate Cap:  As to each ARM Mortgage Loan, the maximum Mortgage Interest Rate which shall be as permitted in accordance with the provisions of the related Mortgage Note.

Liquidation Proceeds:  The proceeds received in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property, Insurance Proceeds and Condemnation Proceeds.

Litigation Loan:  A Mortgage Loan which is in any stage of litigation (excluding class action litigation where a named plaintiff is not a Mortgagor of a Mortgage Loan included in the Servicing Rights), or which is the subject of an injunction or settlement requiring Seller to take action or affecting the origination or servicing of the Mortgage Loan[s], and which has a material adverse effect on the Mortgage Loan or the Servicing Rights associated with such Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan as of any date of determination, the ratio, expressed as a percentage, on such date of the outstanding principal balance of the Mortgage Loan, to the Appraised Value of the related Mortgaged Property.

Lender Paid Mortgage Insurance Fee or LPMI Fee: With respect to each Mortgage Loan which has an LPMI Policy, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

Lender Paid Mortgage Insurance Policy or LPMI Policy:

A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.

Master Servicer: Any master servicer appointed by the Purchaser in its sole discretion pursuant to Subsection 2.18 of the Interim Servicing Agreement.

MERS:  MERSCORP, Inc., its successors and assigns.

MERS Designated Mortgage Loan:  Mortgage Loans for which (a) the Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with MERS Procedure Manual and (b) the Seller has designated or will designate the Purchaser as the Investor on the MERS® System.

MERS Procedure Manual:  The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

MERS Report:  The report from the MERS System listing MERS Designated Mortgage Loans and other information.

MERS® System:  MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

MIN:  The Mortgage Identification Number for any MERS Mortgage Loan.

MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

Moody’s: Moody’s Investors Service, Inc., or any successor in interest.

Monthly Payment:  With respect to any Mortgage Loan, the scheduled payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date, which such payment may change on any Adjustment Date as provided in the related Mortgage Note and Mortgage.

Mortgage:  (a) With respect to any Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property securing the Mortgage Note, and (b) with respect to a Co-op Loan, the related Security Agreement.

Mortgage File:  (a) With respect to any Mortgage Loan that is not a Co-op Loan, the items listed in Exhibit 3 hereto and, (b) with respect to a Co-op Loan, the items listed in Exhibit 11 hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, including, but not limited to, the limitations on such interest rate imposed with respect to each ARM Mortgage Loan by the Initial Rate Cap, the Periodic Rate Cap and the Lifetime Rate Cap.

Mortgage Loan:  Each mortgage loan or Co-op Loan sold, assigned and transferred pursuant to this Agreement and identified on the Mortgage Loan Schedule including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

Mortgage Loan Documents:  With respect to any Mortgage Loan or Co-op Loan, the documents listed in Exhibit 2 hereto.

Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser by the Seller on a Closing Date.

Mortgage Loan Schedule:  The schedule of Mortgage Loans to be annexed as Exhibit A of the Assignment and Conveyance on the related Closing Date, setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

(1)

the Seller’s Mortgage Loan identifying number;

(2)

the Mortgagor’s and Co-Mortgagor’s (if applicable) name;

(3)

Mortgagor and co-Mortgagor (if applicable) social security number;

(4)

the Mortgagor’s and Co-Mortgagor’s (if applicable) gender;

(5)

the Mortgagor’s and Co-Mortgagor’s (if applicable) race;

(6)

the Mortgagor’s and Co-Mortgagor’s (if applicable) monthly gross income;

(7)

first time home buyer flag;

(8)

the street address of the Mortgaged Property including the city, state, county, and the zip code;

(9)

a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a townhouse or a unit in a high-rise or low-rise condominium project;

(10)

the number of units for all Mortgaged Properties;

(11)

the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule;

(12)

a code indicating whether the loan is an adjustable rate, fixed rate or balloon Mortgage Loan;

(13)

a code indicating whether the loan is a FHA, VA or conventional Mortgage Loan;

(14)

a code indicating the lien status of the Mortgage Loan;

(15)

the LTV at origination;

(16)

the appraised value and purchase price, if applicable, of the Mortgaged Property;

(17)

Mortgage Interest Rate at the time of origination;

(18)

the Mortgage Interest Rate as of the Cut-off Date;

(19)

the origination date of the Mortgage Loan;

(20)

the first Due Date of the Mortgage Loan;

(21)

the stated maturity date of the Mortgage Loan;

(22)

the amount of the Monthly Payment as of the Cut-off Date;

(23)

the amount of the Monthly Payment at the time of origination;

(24)

the next due date of the Mortgage Loan;

(25)

a twelve month history for the Mortgage Loan and the number of times thirty, sixty, and ninety days delinquent in the past twelve months;

(26)

a code indicating the payment status of the Mortgage Loan (i.e. bankruptcy, foreclosure, REO);

(27)

the original principal amount of the Mortgage Loan;

(28)

the actual principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal actually collected on or before the Cut-off Date;

(29)

the scheduled principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; after deduction of payments of principal due on or before the Cut-off Date, whether or not collected, if applicable;

(30)

the Mortgage Loan purpose;

(31)

the occupancy status of the Mortgaged Property at the time of origination;

(32)

the Mortgagor’s and co-Mortgagor’s Credit Score;

(33)

a code indicating the mortgage insurance provider and percent of coverage, if applicable;

(34)

the loan documentation type;

(35)

the front-end and back-end debt to income ratio;

(36)

a code indicating whether the Mortgage Loan has a Prepayment Penalty;

(37)

a code indicating the Prepayment Penalty term and the Prepayment Penalty amount of the Mortgage Loan, if any;

(38)

the monthly servicing fee, if provided;

(39)

the tax service contract provider;

(40)

the flood insurance service contract provider;

(41)

the escrow balance as of the Cut-Off Date;

(42)

MIN, if applicable;

(43)

the Credit Grade;

(44)

the points paid by the Mortgagor at closing;

(45)

a code indicating whether the Mortgage Loan is Section 32 mortgage loan or a High Cost Loan; and

(46)

a code indicating if the Mortgage Loan is a Home Loan.

With respect to ARM Mortgage Loans, the Mortgage Loan Schedule shall set forth the following information as of the related Cut-of Date:

(1)

the Index and payment and interest rate adjustment frequencies;

(2)

the initial Adjustment Date;

(3)

the initial payment adjustment date;

(4)

the next Adjustment Date;

(5)

the next payment adjustment date;

(6)

the Gross Margin;

(7)

the minimum Mortgage Interest Rate under the terms of the Mortgage Note;

(8)

the maximum Mortgage Interest Rate under the terms of the Mortgage Note;

(9)

the Mortgage Interest Rate adjustment cap at the initial Interest Rate Adjustment Date;

(10)

the Mortgage Interest Rate adjustment cap at all subsequent Interest Rate Adjustment Dates;

(11)

the Lifetime Mortgage Interest Rate Cap;

(12)

the rounding provisions under the terms of the Mortgage Note;

(13)

the lookback provisions (# of days) under the terms of the Mortgage Note;

With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date:

(14)

the number of Mortgage Loans;

(15)

the related Cut-off Date Principal Balance;

(16)

the weighted average Mortgage Interest Rate of the Mortgage Loans;

(17)

the weighted average months to maturity of the Mortgage Loans;

(18)

the weighted average Lifetime Rate Cap; and

(19)

the weighted average Gross Margin.

Mortgage Note:  The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

Mortgaged Property:  (a) With respect to each Mortgage Loan which is not a Co-op Loan, the Mortgagor’s real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling and (b) with respect to each Co-op Loan, the related Cooperative Apartment.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgagor:  The obligor on a Mortgage Note, who is an owner of the Mortgaged Property and the grantor or mortgagor named in the Mortgage and such grantor’s or mortgagor’s successors in title to the Mortgaged Property.

NAIC:  The National Association of Insurance Commissioners or any successor organization.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, a President or an Executive Vice President of the Person on behalf of whom such certificate is being delivered.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Seller or the Servicer, reasonably acceptable to the Purchaser.

OTS:  The Office of Thrift Supervision or any successor.

Periodic Rate Cap:  As to each Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate, on any Adjustment Date as provided in the related Mortgage Note.

Person:  An individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Penalty:  With respect to each Mortgage Loan, the prepayment penalty, charge, premium or fee, if any, payable upon the prepayment, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.

Primary Mortgage Insurance Policy or PMI Policy:  A policy of primary mortgage guaranty insurance issued by an insurer acceptable to Fannie Mae or Freddie Mac.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty thereon and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Prior Servicer:  Any servicer of a Mortgage Loan prior to the Closing Date.

Project:  All real property owned by the Cooperative including the land, separate dwelling units and all common areas.

Purchase Price:  The price paid on the Closing Date by the Purchaser to the Seller pursuant to this Agreement in exchange for the Mortgage Loans in the related Mortgage Loan Package as set forth in Section 4 hereto.

Purchase Price Percentage:  That certain purchase price percentage specified in the Terms Letter with respect to the Mortgage Loans, as adjusted as provided therein.

Purchaser:  The Person listed as such in the initial paragraph of this Agreement, together with its successors and assigns as permitted under the terms of this Agreement.

Qualified Appraiser:  An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the qualifications of Fannie Mae or Freddie Mac and satisfied the requirements of Title XI of FIRREA.

Qualified Correspondent:  Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied:  (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

Qualified Insurer: An insurer acceptable to Fannie Mae and Freddie Mac which is rated A-/VIII or better in the current Best’s Key Rating Guide (“Best’s”).

Rating Agency: Any of S&P, Moody’s, DBRS or Fitch Ratings.

Reconstitution Agreement: Shall have the meaning set forth in Section 12 hereof.

Reconstitution Closing Date:  With respect to each Reconstitution, the applicable closing date.

Record Date:  The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

Refinanced Mortgage Loan:  A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time...

Remittance Date:  The 18th day of each month (or, if such 18th day is not a Business Day, the preceding Business Day).

REO Disposition:  The final sale by the Servicer or the Purchaser of an REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition.

REO Property:  A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure.

Repurchase Price:  With respect to any Mortgage Loan, an amount equal to (x) the greater of (A) the Stated Principal Balance of the Mortgage Loan subject to repurchase or (B) the related Purchase Price Percentage multiplied by the Stated Principal Balance of the Mortgage Loan subject to repurchase, plus (y) (i) accrued interest at the Mortgage Interest Rate from and including the Due Date through which interest was last paid by or on behalf of the Mortgagor through the last day of the month in which such repurchase occurs; (ii) all costs and expenses, including reasonable attorneys fees, incurred by Purchaser to effect the repurchase; (iii) any and all advances due to a servicer; (iv) any such additional amounts as may be reasonably necessary to assign and transfer such servicing from the Purchaser to the Seller; and (v) any cost and/or damages incurred in connection with any violation of any predatory lending law.

Residential Dwelling:  Any one of the following:  (i) a detached one-family dwelling, (ii) a detached two-to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of which is a mobile or manufactured home.

S&P: Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.

Securities Act:  The federal Securities Act of 1933, as amended.

Securities Exchange Act:  The federal Securities Exchange Act of 1934, as amended.

Securitization Transaction:  Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Security Agreement:  With respect to a Co-op Loan, the agreement or mortgage creating a security interest in favor of the originator of the Co-op Loan in the related Co-op Stock.

Seller:  American Home Mortgage Corp.,  a New York corporation, or the successor in interest to such entity or any successor to the Seller under this Agreement appointed as herein provided.

Seller Information:  As defined in Section 13.03..

Servicer:  American Home Mortgage Servicing, Inc.,  a Maryland corporation, or its successor in interest or any successor to the Servicer under this Agreement appointed as herein provided.

Servicing Advances:  All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) payments made by the Servicer with respect to a Mortgaged Property pursuant to Subsection 2.06 of the Interim Servicing Agreement.  The Servicer shall obtain the prior written consent of the Purchaser or its designee prior to making any Servicing Advance of $5,000 or more.

Servicing Fee:  With respect to each Mortgage Loan, the servicing fee as set forth on the related Terms Letter.  Such fee shall be payable monthly and shall be pro-rated for any portion of a month during which the Mortgage Loan is serviced pursuant to this Agreement.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Subsection 3.02 of the Interim Servicing Agreement) of related Monthly Payments collected by the Servicer, or as otherwise provided under Subsection 3.02 of the Interim Servicing Agreement.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or the Custodian and copies of the Mortgage Loan Documents.

Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Seller for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Seller thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Seller with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

Standard & Poor’s Glossary:  The Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

Stated Principal Balance: As to each Mortgage Loan as to any date of determination, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to the principal portion of any Monthly Payments due on or before such date, whether or not received, as well as any Principal Prepayments received before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

Static Pool Information:  Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

Substitute Mortgage Loan:  A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, be approved by the Purchaser and (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not materially less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate not less than that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Subsection 7.01; (vi) be current in the payment of principal and interest; (vii) be secured by a Mortgaged Property of the same type and occupancy status as secured the Deleted Mortgage Loan; and (viii) with respect to a Deleted Mortgage Loan which is an ARM Mortgage Loan, have the same Index as the Deleted Mortgage Loan, and (ix) have payment terms that do not vary in any material respect from those of the Deleted Mortgage Loan.

Successor Servicer:  A servicer designated by the Purchaser pursuant to Section 7.06 which is entitled to the benefits of the indemnifications set forth in Sections 7.03 and 14.

Tax Service Contract:  A life of loan, transferable real estate tax service contract.

Terms Letter:  Each terms letter prepared by the Purchaser and executed and delivered by the Seller and the Purchaser from time to  time, which contains certain specific information relating to the sale of each Mortgage Loan Package dated as of the related Closing Date.

Third-Party Originator:  Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

Transfer Date: The date on which the Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of the Mortgage Loans, and the Servicer shall cease all servicing responsibilities.

Transfer Instructions:  Those mutually agreeable transfer procedures pursuant to which the Servicer shall effect the transfer of the Servicing to Purchaser, and which are attached hereto as Exhibit 8.

Underwriting Guidelines:  The underwriting guidelines applicable to the Mortgage Loans in a related Mortgage Loan Package attached as Exhibit 5 hereto, as the same shall be modified from time to time; provided, that the Seller shall promptly deliver copies of all such modifications to the Purchaser.

Whole Loan Transfer:  The sale or transfer by Purchaser of some or all of the Mortgage Loans in a whole loan or participation format pursuant to a Reconstitution Agreement.

SECTION 2.

Purchase and Conveyance.

The Seller, in exchange for the payment of the applicable Purchase Price by the Purchaser on the related Closing Date, hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement and each related Terms Letter, all of its rights, title and interest in and to the Mortgage Loans in the related Mortgage Loan Package identified on Exhibit A to each related Assignment and Conveyance Agreement as being sold by it, together with the related Mortgage Files and the Servicing Rights related thereto and all rights and obligations arising under the documents contained therein.

With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive:  (a) all scheduled principal due after the related Cut-off Date, (b) all other payments and/or recoveries of principal collected on or after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Servicer after the related Cut-off Date shall belong to the Seller) and (c) all payments of interest on the Mortgage Loans net of the Servicing Fee (minus that portion of any such interest payment that is allocable to the period prior to the related Cut-off Date).

SECTION 3.

Mortgage Loan Schedule.

The Seller shall deliver the Mortgage Loan Schedule with respect to a Mortgage Loan Package to the Purchaser at least five (5) Business Days prior to the related Closing Date.

SECTION 4.

Purchase Price.

The Purchase Price for the Mortgage Loans in each Mortgage Loan Package shall be the purchase price set forth in the Terms Letter, plus accrued interest at the Mortgage Interest Rate from the related Cut-off Date through the day immediately prior to the related Closing Date.  Subject to the conditions set forth herein, the Purchaser shall pay the Purchase Price to the Seller by 4:00 p.m. Eastern Time on the related Closing Date.  Such payment shall be made by wire transfer of immediately available funds to the account designated by the Seller.

SECTION 5.

Examination of Mortgage Files.

In addition to any rights granted to the Purchaser hereunder to perform due diligence reviews on the Mortgage Loans and review the Mortgage Loan Documents prior to the related Closing Date, the Seller shall, prior to the related Closing Date, make the Mortgage Files available to the Purchaser for examination and the Purchaser shall have the right to conduct property inspections, and obtain appraisal recertifications, drive-by appraisals, or brokers price opinions.  Such due diligence review by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement.  The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s or any of its successors’ rights to demand repurchase or other relief or remedy provided for in this Agreement.

SECTION 6.

Delivery of Mortgage Loan Documents.

Subsection 6.01

Possession of Mortgage Files.

The contents of each Mortgage File required to be retained by the Servicer to interim service the Mortgage Loans pursuant to the Interim Servicing Agreement and thus not delivered to the Purchaser or its designee are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof.  The Servicer’s possession of any portion of each such Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the Mortgage Loans pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in such custodial capacity only.  The Mortgage File retained by the Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Servicer’s computer system to reflect clearly the ownership of such related Mortgage Loan by the Purchaser.  The Servicer shall release from its custody the contents of any Mortgage File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03 of this Agreement or if required under applicable law or court order.  The Servicer shall deliver to the Purchaser copies of any documents in a Mortgage File reasonably requested by the Purchaser within ten (10) days of the date of such request, at the expense of the Purchaser.

Subsection 6.02

Books and Records.

All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Servicer after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 2 shall be vested in the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 2 shall be received and held by the Servicer in trust for the benefit of the Purchaser as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

As more fully set forth in Section 19, it is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  Consequently, the sale of each Mortgage Loan shall be reflected as a purchase on the Purchaser’s business records, tax returns and financial statements, and as a sale of assets on the Seller’s business records, tax returns and financial statements.

Subsection 6.03

Delivery of Mortgage Loan Documents.

The Seller shall, at least five (5) Business Days prior to the related Closing Date (or such later date as the Purchaser may reasonably request), deliver and release to the Custodian, the Mortgage Loan Documents with respect to each Mortgage Loan in the related Mortgage Loan Package.  To the extent that any such Mortgage Loan Documents have been delivered for recording and have not yet been returned to the Seller by the applicable recording office, the Seller shall, promptly following receipt by it of such Mortgage Loan Documents from the applicable recording office, deliver such documents to the Purchaser or its designee; provided, however, that the original recorded document or a clerk-certified copy thereof shall be delivered to the Purchaser no later than one year following the related Closing Date, subject to the following paragraph.

In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Purchaser or its designee within ninety days following the related Closing Date, and in the event that the Seller does not cure such failure within sixty (60) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at a price and in the manner specified in Subsection 7.03.  The foregoing repurchase obligation shall not apply in the event the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall cause the Servicer instead to deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer’s certificate of a servicing officer of the Servicer, confirming that such document has been accepted for recording and that the Servicer shall immediately deliver such document upon receipt; and, provided further, that if the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason within twelve (12) months after receipt of written notification of such failure from the Purchaser, the Seller shall repurchase the related Mortgage Loan at the price and in the manner specified in Subsection 7.03.

To the extent received by it, the Seller shall, or shall cause the Servicer to, promptly forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement.

SECTION 7.

Representations, Warranties and Covenants; Remedies for Breach.

Subsection 7.01

Representations and Warranties Regarding Individual Mortgage Loans.

The Seller, with respect to Mortgage Loans sold by it, hereby represents and warrants to the Purchaser, its successors and assigns and the Successor Servicer, that, as to each Mortgage Loan, as of the related Closing Date and as of the applicable Reconstitution Closing Date for each Securitization Transaction:

(a)

Mortgage Loans as Described.  The information set forth in the Mortgage Loan Schedule and the tape delivered by the Seller to the Purchaser is true, correct and complete in all material respects.

(b)

No Outstanding Charges.  There are no defaults by the Seller, the Servicer or any prior originator or servicer in complying with the terms of the Mortgage, and (a) all taxes, special assessments, ground rents, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges which previously became due and owing have been paid prior to any “economic loss” dates or discount dates (or if payments were made after any “economic loss” date or discount date, then Seller has paid any penalty or reimbursed any discount out of Seller’s corporate funds) and (2) all flood and hazard insurance premiums and mortgage insurance premiums which are due, have been paid without loss or penalty to the Mortgagor.  As of the Closing Date, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under a Mortgage Loan has occurred and neither Seller nor its predecessors have waived any default, breach, violation or event of acceleration.  Seller has received no notice of, and has no knowledge of, any event, including but not limited to the bankruptcy filing or death of a Borrower, which may or could give rise to a Borrower default under the Note or Mortgage.  None of the Seller, the Servicer, a Prior Servicer or any originator (if not the Seller) has advanced funds, or induced, solicited or knowingly received any advance from any party other than the Mortgagor, directly or indirectly, for the payment of any amount due under the Mortgage Loan.

(c)

Original Terms Unmodified.  The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which (a) have been recorded in the applicable public recording office if required by law or if necessary to maintain the lien priority of the Mortgage, and (b) which have been delivered to the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy or LPMI Policy, if any, and by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule.  No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy or LPMI Policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement is a part of the Mortgage File and is reflected on the Mortgage Loan Schedule.  As of the Transfer Date, the full original principal amount of each Mortgage Loan has been advanced as provided for in the Mortgage Loan documents, and there is no requirement for any future advances.

(d)

No Defenses.  The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated.  The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under, or has been a debtor under, applicable bankruptcy laws.

(e)

Hazard Insurance.  All buildings or other customarily insured improvements upon the Mortgaged Property are insured by a Qualified Insurer generally acceptable to Fannie Mae and to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides as well as all additional requirements set forth herein, pursuant to an insurance policy conforming to the requirements of Customary Servicing Procedures and providing coverage in an amount equal to the lesser of (i) the full insurable value of the Mortgaged Property or (ii) the outstanding principal balance owing on the Mortgage Loan.  All such insurance policies are in full force and effect and contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.  Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement.  The Seller, the Servicer and any subservicer have not engaged in, and has no knowledge of the Mortgagor, any prior servicer having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

(f)

Compliance with Applicable Laws.  Any and all requirements of any applicable federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending laws, equal credit opportunity, fair housing and disclosure laws or unfair and deceptive practices laws applicable to the origination and servicing of the Mortgage Loan including, without limitation, any provisions relating to prepayment penalties, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations.  Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(g)

No Satisfaction of Mortgage.  The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.  Neither the Seller nor the Servicer has waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, and neither the Seller nor the Servicer has waived any default.

(h)

Valid First Lien.  Except with respect to each Co-op Loan, the Mortgage is a valid, existing, perfected and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, free and clear of all adverse claims, liens and encumbrances having priority over the lien of the Mortgage.   Seller has no knowledge of any facts that would impair the validity or value of the Note, the Mortgage, any other Mortgage Loan document or the Mortgaged Property.  Except with respect to each Co-op Loan, any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has the full right to sell and assign the same to the Purchaser.

(i)

Validity of Mortgage Documents.  With respect to each Mortgage Loan, Seller or its designee has in its possession all Servicing Files, or any miscellaneous items (except for those Servicing Files disclosed to Purchaser by Seller as outstanding).  All Servicing Files and miscellaneous items required to be delivered pursuant to this Agreement shall be delivered to Purchaser, within the time frames set forth in this Agreement, and if a Servicing File is delivered in imaged format, such images must be of sufficient quality to be readable and able to be copied.  The Mortgage, the Note, and each of the other documents executed in conjunction therewith are genuine, were duly executed by a Borrower of legal capacity, and all Mortgage Loan documents have been correctly completed and are valid and legally binding documents.  Neither the operation of any of the terms of any Mortgage or Note, nor the exercise of any right thereunder, will render the Mortgage or Note unenforceable, in whole or in part, or subject to any right of rescission, setoff, counterclaim or defense, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.  All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

(j)

Full Disbursement of Proceeds.  The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

(k)

Title Insurance.  Except with respect to each Co-op Loan, the Mortgage Loan is covered by an ALTA or CLTA lender’s title insurance policy, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (i)(i), (ii) and (iii) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to ARM Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate or Monthly Payment.  Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance.  Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Seller and its successors and assigns are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser and its assigns without any further act.  No claims have been made under such lender’s title insurance policy, and the Seller has not done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy.

(l)

No Default.  There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event permitting acceleration.

(m)

No Mechanics’ Liens.  There are no mechanics’ or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(n)

Location of Improvements; No Encroachments.  All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in Subsection 7.01(k) above and all improvements on the Mortgaged Property comply with all applicable zoning and subdivision laws and ordinances.

(o)

Origination; Payment Terms.  The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority.  The Seller and all other parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located.  Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed.  The Mortgage Loans have an original term to maturity of not more than thirty (30) years, with interest payable in arrears on the first day of the month.  As to each ARM Mortgage Loan, on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125%; provided, however, that the Mortgage Interest Rate will not increase or decrease by more than the Initial Rate Cap on the first Adjustment Date or the Periodic Rate Cap on any subsequent Adjustment Date, and will in no event exceed the Lifetime Rate Cap.  Each Mortgage Note requires a monthly payment which is sufficient (i) during the period prior to the first adjustment to the Mortgage Interest Rate, to amortize the original principal balance fully over the original term thereof and to pay interest at the related Mortgage Interest Rate, and (ii) during the period following each Adjustment Date, to amortize the outstanding principal balance fully as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate.  The Mortgage Note does not permit negative amortization.  Each Note is payable in monthly installments of principal and interest, with interest calculated and payable in arrears.  The Monthly Payments are sufficient to amortize the Mortgage Loan fully by the maturity date stated in the Note, over a remaining term of not more than thirty (30) years, within a tolerance of one hundred dollars ($100).  Purchaser shall be entitled to the remedies set out in this Sale Agreement for breach of representation or warranty as if the forgoing representation and warranty shall have been given without any reference to a tolerance.  Interest on each Mortgage Loan is calculated and payable in arrears.  No Mortgage Loan is a Convertible Mortgage Loan.  None of the Mortgage Loans are simple interest Mortgage Loans.

(p)

Mortgaged Property Undamaged; No Condemnation Proceedings.  As of the related Closing Date, there are no uninsured casualty losses or casualty losses where coinsurance has been, or Seller has reason to believe will be, claimed by the insurance company or where the loss, exclusive of contents, is, or will be, greater than the recovery (less actual costs and expenses incurred in connection with such recovery) from the insurance carrier.  No casualty insurance proceeds have been used to reduce Mortgage Loan balances or for any other purpose except to make repairs to the Mortgaged Property, except as allowed pursuant to applicable law and the Mortgage Loan documents.  All damage with respect to which casualty insurance proceeds have been received by or through Seller has been properly repaired or is in the process of being repaired using such proceeds.  As of the related Closing Date, there is no damage to the Mortgaged Property from waste, fire, windstorm, flood, tornado, earthquake or earth movement, hazardous or toxic substances, other casualty, or any other property related circumstances or conditions that would adversely affect the value or marketability of any Mortgage Loan or Mortgaged Property, and adequate insurance is in place to cover all such events.  As of the related Closing  Date, there is no proceeding pending or, to the best of Seller’s knowledge, threatened for the partial or total condemnation of the Mortgaged Property that would adversely affect the Mortgage Loan, except as disclosed in writing to Purchaser.

(q)

Customary Provisions.  The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust by trustee’s sale, and (ii) otherwise by judicial foreclosure.  There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.

(r)

No Additional Collateral.  The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property.

(s)

Appraisal.  The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

(t)

Deeds of Trust.  In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(u)

No Buydown Provisions; No Graduated Payments or Contingent Interests The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation, balloon payment or other contingent interest feature, nor does it contain any “buydown” provision which is currently in effect wherein Monthly Payments are paid or partially paid with funds deposited in a separate account established by Seller, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor.  As of the related Closing Date, none of the Mortgage Loans are the subject of nonstandard escrow arrangements.

(v)

Disclosure and Rescission Materials.  The Mortgagor has received all disclosure materials required by applicable law with respect to the making of the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinanced Mortgage Loan and has acknowledged receipt of such materials to the extent required by applicable law and such documents will remain in the Mortgage File.

(w)

LTV, PMI Policy.  In the event the Mortgage Loan had an LTV greater than 80.0% at origination, the Mortgage Loan has a valid and transferable PMI Policy, except that where such a policy was impermissible at origination under applicable law, such Mortgage Loan was originated in compliance with applicable law.  Unless the PMI Policy for a Mortgage Loan was cancelled at the request of the Borrower or automatically terminated, in either case in accordance with applicable law, all premiums have been paid and all provisions of such PMI Policy have been and are being complied with.  With respect to a purchase money Mortgage Loan, both the original appraised value and the purchase price are accurately depicted as such on Seller’s (or, as applicable, Seller’s servicer’s) servicing system and are being transmitted, either electronically or via tape-to-tape, to Purchaser’s servicing system.  Where a Mortgage Loan was closed as a streamlined refinance and a new appraisal was not required, the prior appraised value that was relied on in making the credit decision for the Mortgage Loan is accurately depicted on Seller’s (or, as applicable, Seller’s servicer’s) servicing system and is being transmitted, either electronically or via tape-to-tape, to Purchaser’s servicing system.  There are no Mortgage Loans for which Seller funds the PMI Policy premium.  The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium.  As of the date of origination, no Mortgage Loan had an LTV greater than 95%.

(x)

Occupancy of the Mortgaged Property.  The Mortgaged Property is lawfully occupied under applicable law.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and no improvement located on or as a part of the Mortgaged Property is in violation of any zoning law or regulation.  The Mortgaged Property meets the requirement of either owner occupied or non-owner occupied property.

(y)

Transfer of Mortgage Loans.  The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located (except with respect to each MERS Designated Mortgage Loan).  Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded.  On or prior to the related Closing Date, Seller has provided the Custodian and the Purchaser with a MERS Report listing the Purchaser as the Investor with respect to each MERS Designated Mortgage Loan.  With respect to each MERS Designated Mortgage Loan, the Seller has designated the Purchaser as the Investor and no Person is listed as Interim Funder on the MERS® System;

(z)

Delinquency.  All payments required to be made prior to the Closing Date for such Mortgage Loan under the terms of the Mortgage Note have been made, the Mortgage Loan has not been dishonored, and no Mortgage Loan has been more than thirty (30) days delinquent since the related origination date.

(aa)

Mortgage File.  With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File except for the documents which have been delivered to the Purchaser or the Custodian or which have been submitted for recording and not yet returned.

(bb)

Ownership.  Immediately prior to the payment of the Purchase Price, the Seller was the sole owner and holder of the Mortgage Loans and the indebtedness evidenced by the Mortgage Note.  The Mortgage Loans, including the Mortgage Note and the Mortgage, are not assigned or pledged by the Seller and the Seller has good and marketable title thereto, and the Seller has full right to transfer and sell the Mortgage Loans (including, without limitation, any interest in the Servicing Rights) to the Purchaser free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and has full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.  Following the sale of the Mortgage Loan (including, without limitation, any interest in the Servicing Rights), the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Seller intends to relinquish all rights to monitor, possess and control the Mortgage Loan except in connection with the servicing of the Mortgage Loan by the Servicer as set forth in this Agreement.  After the related Closing Date, neither the Seller nor the Servicer will have any right to modify or alter the terms of the sale of the Mortgage Loan and neither the Seller nor the Servicer will have any obligation or right to repurchase the Mortgage Loan, except as provided in this Agreement or as otherwise agreed to in writing by the Seller, the Servicer and the Purchaser.   The transfer, sale and delivery of the Servicing Rights in accordance with the terms and conditions of this Agreement shall vest in Purchaser or its designee all rights as servicer free and clear of any and all claims, charges, defenses, offsets and encumbrances, including but not limited to those of Seller.

(cc)

Consolidation of Future Advances.  Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

(dd)

Underwriting Guidelines.  The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time of origination.  The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae and no representations have been made to a Mortgagor that are inconsistent with the mortgage instruments used;

(ee)

Location and Type of Mortgaged Property.  The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home, manufactured dwelling or a mixed-use property.  If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project is (i) acceptable to Fannie Mae or (ii) located in a condominium or planned unit development project which has received project approval from Fannie Mae.  The representations and warranties required by Fannie Mae with respect to such condominium or planned unit development have been satisfied and remain true and correct.  As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes;

(ff)

Adverse Selection.  The Seller used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien, residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.

(gg)

Qualified Mortgage.  Each Mortgage Loan is a “qualified mortgage” within Section 860G(a)(3) of the Code.

(hh)

No Fraud.  No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to the Mortgage Loan has taken place on the part of the Seller, the Servicer or any originator or servicer or the Mortgagor or on the part of any other party involved in the origination of the Mortgage Loan, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or, in the application of any insurance in relation to such Mortgage Loan.  The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading.  The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein.

(ii)

Origination Practices.  The origination practices used by the Seller and the collection and servicing practices used by the Servicer with respect to each Mortgage Loan have been in all respects legal and customary in the mortgage origination and servicing industry and the collection and servicing practices used by the Servicer have been consistent with Customary Servicing Procedures.  There has been no improper act or omission or alleged improper act or omission or error by the Seller or any employee, agent or representative acting on Seller’s behalf, with respect to the origination or servicing of the Mortgage Loan.

(jj)

Unacceptable Investment.  Neither the Seller nor the Servicer have any knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or the marketability of the Mortgage Loan or the related Servicing Rights.

(kk)

Servicemember’s Civil Relief Act.  The Mortgagor has not notified the Seller or the Servicer, and neither the Seller nor the Servicer has knowledge of any relief requested or allowed to the Mortgagor under the Servicemember’s’ Civil Relief Act, as amended, or other similar state or federal law.

(ll)

No Construction Loans.  No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property.

(mm)

Environmental Matters.  There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller or the Servicer is aware in which compliance with any environmental law, rule or regulation is an issue and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.  The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

(nn)

Insurance.  All required insurance policies, of whatever type, remain in full force and effect.  Seller has not engaged in, and has no knowledge of the Mortgagor’s having engaged in, any act or omission which would impair the coverage validity or binding effect of any such policies.  No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, PMI Policy, LPMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage.  In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or the Servicer or any designee of the Seller or the Servicer or any corporation in which the Seller, the Servicer or any officer, director, or employee of the Seller or the Servicer had a financial interest at the time of placement of such insurance.

(oo)

Ground Leases.  With respect to any ground lease to which a Mortgaged Property may be subject:  (A) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (B) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (C) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (D) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate; (E) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (F) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (G) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; (H) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; and (I) the term of such lease does not terminate earlier than the maturity date of the Mortgage Note.

(pp)

Escrow Payments.  With respect to escrow deposits and payments that the Servicer is entitled to collect, all such payments are in the possession of, or under the control of the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage.  As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note.

(qq)

Interest on Escrows.  As of the related Closing Date, Seller has credited to the account of Mortgagors under the Mortgage Loans all interest required to be paid by applicable law or by the terms of the related Mortgage Note on any escrow account.  Evidence of such credit shall be provided to Purchaser upon request.

(rr)

Escrow Analysis.  Seller has properly conducted an escrow analysis for each escrowed Mortgage Loan in accordance with applicable law.  All books and records with respect to each Mortgage Loan comply with applicable law and regulations, and have been adjusted to reflect the results of the escrow analyses.  Except as allowed by applicable law, there is no inflation factor used in the escrow analysis. Seller has delivered notification to the Mortgagor(s) under each Mortgage Loan of all adjustments resulting from such escrow analyses.

(ss)

Completion Escrows.  There are no Mortgage Loans subject to outstanding completion escrows except those specifically identified by Seller as such to Purchaser.

(tt)

Anti-Money Laundering Laws.  The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001, the Bank Secrecy Act and the regulations of the Office of Foreign Asset Control (collectively, the “Anti-Money Laundering Laws”); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws.  No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the “OFAC Regulations”) or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “blocked person” for purposes of the OFAC Regulations.

(uu)

Due on Sale.  The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property or Cooperative Shares are sold or transferred without the prior written consent of the Mortgagee thereunder.

(vv)

Interest Rate Adjustments.  With respect to each ARM Mortgage Loan, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state and local law has been properly paid and credited.  The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans.  The Seller shall maintain such statement in the Mortgage File.  The conversion features of any ARM Mortgage Loans which are convertible to fixed rate Mortgage Loans are reasonable and customary.

(ww)

Regarding the Mortgagor.  The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” and such “living trust” is in compliance with Fannie Mae guidelines for such trusts.  Either the Mortgagor is a natural person or the related co-borrower or guarantor is a natural person.

(xx)

Tax Service Contract; Flood Certification Contract.  The Seller either (i) has obtained a Tax Service Contract with FARETS on each Mortgage Loans and such contract is assignable to the Purchaser or (ii) or shall reimburse the Purchaser in accordance with Section 7.06(r).  The Seller has either (i) obtained a life of loan, transferable flood certification contract from FAFDS for each Mortgage Loan and such contract is assignable to the Purchaser or the Purchaser’s designee or (ii) or shall reimburse the Purchaser in accordance with Section 7.06(r).

(yy)

Prepayment Penalties.  With respect to each Mortgage Loan that has a Prepayment Penalty, each such Prepayment Penalty is enforceable and will be enforced by the Seller, and each Prepayment Penalty is permitted pursuant to federal, state and local law.  With respect to Mortgage Loans originated prior to October 1, 2002, no such Prepayment Penalty may be imposed for a term in excess of five (5) years following origination.  With respect to Mortgage Loans originated on or after October 1, 2002, no such Prepayment Penalty may be imposed for a term in excess of three (3) years following origination.  Except as otherwise set forth in the Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a Prepayment Penalty, such Prepayment Penalty is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan;

(zz)

Georgia Fair Lending Act.  There is no Mortgage Loan that was originated on or after October 1, 2002 and on or prior to March 7, 2003, which is secured by property located in the State of Georgia.  There is no Mortgage Loan that was originated after March 7, 2003, which is a “high-cost home loan” as defined under the Georgia Fair Lending Act;

(aaa)

Mortgaged Property Located in New York State.  There is no Mortgage Loan secured by Mortgaged Property located in the State of New York (1) with an original principal balance of $300,000 or less, (2) has an application date on or after April 1, 2003 and (3) the terms of such loan equal or exceed either the APR or the points and fees threshold for “high-cost home loans,” as defined in Section 6-L of the New York State Banking Law; and

(bbb)

Credit Reporting.  The Seller has caused to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

(ccc)

Arbitration.  No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

(ddd)

Tax Identification/Back Up Withholding.  All tax identifications for  individual Mortgagors, have been certified as required by law.  Seller has complied with all IRS requirements regarding the obtainment and solicitation of taxpayer identification numbers and the taxpayer identification numbers provided to Purchaser as reflected on the system are correct. To the extent a Mortgage Loan is on back up withholding, Seller has substantiated both the initial reason for the back up withholding and the amount of such back up withholding and the reason for such back up withholding in the amount currently withheld still exists.

(eee)

IRS Forms.  All IRS forms, including, but not limited to, Forms 1099 and 1098, as appropriate, which are required to be filed with respect to the Servicing for activity occurring on or before year end 2003 have been filed or will be filed in accordance with applicable law.

(fff)

  Optional Insurance.  All Mortgage Loans for which mortgage/credit life,  accidental death, disability, unemployment, or any similar insurance is collected as part of the Mortgagor’s monthly payment are identified in the Mortgage File and fully comply with applicable law.  None of the Mortgage Loans has a single payment credit life insurance or other optional insurance product that has been considered “predatory” by Fannie Mae or Freddie Mac.  Any Mortgage Loan involved with any type of optional insurance has been properly serviced including, without limitation, the proper application and collection of premiums, the maintenance of complete and accurate records, processing and payment of claims and the handling of correspondence.  None of the Mortgage Loans has an optional insurance product that, as of the Closing Date, is being provided free of charge to a Mortgagor.

(ggg)

Electronic Drafting of Payments.  Concerning Mortgage Loans for which Seller drafts Monthly Payments electronically from the Mortgagor’s bank account, such drafting occurs in compliance with applicable law, and the applicable agreement with the Mortgagor; and such applicable agreement with the Mortgagor both legally and contractually can be, and will be fully assigned to Purchaser pursuant to the assignment provisions contained therein.

(hhh)

[Reserved]

(iii)

Third Party Lenders and Third Party Loans.  Seller shall be deemed to have made all of the representations and warranties contained herein on behalf of each any third party originator and with respect to each loan originated by a third party as though the Seller were the originator thereof.

(jjj)

Predatory Lending Regulations.  None of the Mortgage Loans are classified as (a) “high cost” loans under the Home Ownership and Equity Protection Act of 1994 or (b) “high cost,” “threshold,” “covered,” or “predatory” loans under any other applicable state, federal or local law.  No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan.  No Mortgage Loan is a High Cost Loan or Covered Loan.

(kkk)

Single Premium Credit Life Insurance.  No borrower was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit.  No borrower obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) in connection with the origination of the Mortgage Loan.  No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

(lll)

Anti-Predatory Lending.  Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae’s Selling Guide;

(mmm)

   Arkansas High-Cost Home Loan.  No Mortgage Loan is a “High-Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003);

(nnn)

Kentucky High-Cost Home Loan.  No Mortgage Loan is a “High-Cost Home Loan” as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

(ooo)

New Jersey High-Cost Home Loan.  No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.);

(ppp)

New Mexico High-Cost Home Loan.  No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

(qqq)

Illinois High-Risk Home Loan.  No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

(rrr)

Massachusetts High-Cost Home Mortgage Loan.  No Mortgage Loan is a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C);

(sss)

Indiana High Cost Home Loan.  No Mortgage Loan is a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9);

(ttt)

Origination.  No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator.  If, at the time of loan application, the Mortgagor may have qualified for a for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the Mortgagor’s application to such affiliate for underwriting consideration;

(uuu)

Underwriting Methodology.  The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor’s equity in the collateral as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

(vvv)

Points/Fees.  All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation.  Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide;

(www)

 Fee Disclosure.  All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation

(xxx)

Valid Co-op Loan Lien.  With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first or second security interest on the related Cooperative Shares securing the related cooperative note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller’s security interest in such Cooperative Shares;

(yyy)

 Filing Search.  With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

(zzz)

 Co-op Compliance with all Laws.  With respect to each Co-op Loan, the related cooperative that owns title to the related Cooperative Apartment building is a “cooperative housing corporation” within the meaning of Section 216 of the Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

(aaaa)

Pledging.  With respect to each Co-op Loan, there is no prohibition against pledging the shares of the Cooperative or assigning the Co-op Lease;

Subsection 7.02

Seller Representations.

The Seller hereby represents and warrants to the Purchaser, its successors and assigns and the Successor Servicer that, as to itself as of each Closing Date and as of the Reconstitution Closing Date of each Securitization Transaction:

(a)

Due Organization and Authority.  It is a corporation, duly organized, validly existing, and in good standing under the laws of the state of New York and has all licenses necessary to carry on its business as now being conducted, except where the failure to be so licensed would not have a material adverse effect on the Seller, the Mortgage Loans, or the transactions contemplated by this Agreement and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by it.  It is an approved seller/servicer in good standing of conventional residential mortgage loans for Fannie Mae or Freddie Mac and is a HUD-approved mortgagee under Section 203 of the National Housing Act.  It has corporate power and authority and capacity to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized.  This Agreement evidences the legal, valid, binding and enforceable obligation of it, subject to applicable law except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite corporate action has been taken by it to make this Agreement valid and binding upon it in accordance with the terms of this Agreement.

(b)

No Consent Required.  No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over it or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date (or Reconstitution Closing Date, if applicable), be obtained.

(c)

No Conflicts.  The consummation of the transactions contemplated by this Agreement are in its ordinary course of business and will not result in the breach of any term or provision of its charter or by-laws or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which it or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject.

(d)

Ordinary Course of Business.  Its transfer, assignment and conveyance of the Mortgage Notes and the Mortgages pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(e)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to its best knowledge, threatened against it which, either individually or in the aggregate, would result in any material adverse change in its business, operations, financial condition, properties or assets, or in any material impairment of its right or ability to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with its obligations contemplated herein, or which would materially impair its ability to perform under the terms of this Agreement.

(f)

Ability to Perform.  It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.  It is solvent and the sale of the Mortgage Loans will not cause it to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of its creditors.

(g)

Sale Treatment.  It has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

(h)

No Brokers’ Fees.  It has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

(i)

Fair Consideration.  The consideration received by it upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

(j)

MERS.  It is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

(k)

  No Untrue Information.   Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a fact necessary to make the statements contained therein not materially misleading.

(l)

No Fraud.  The Agreement and any other document contemplated hereby and the purchase has not been entered into fraudulently by Seller, or with the intent to hinder, delay or defraud any creditor or Purchaser.

(m)

Title to the Related Escrow Accounts.  As of the related Closing Date, Seller is and shall remain, until such Transfer Date, the custodian of the related Escrow Accounts.  Neither Seller nor any Prior Servicer of the Mortgage Loans has entered into a settlement agreement with any party or with any state attorney general relative to the handling of tax and insurance escrows which would be binding on Purchaser or would otherwise result in Purchaser’s having to change the escrow cushion requirements for any of the Mortgage Loans after the related Closing Date.

(n)

Related Escrow Account Maintenance.  All related Escrow Accounts are being maintained in accordance with applicable law, and the terms of the Mortgages related thereto. Except as to payments which are past due under the Mortgage Notes, all escrow balances required by the Mortgages and paid to Seller for the account of the Mortgagors and Seller are on deposit in the appropriate Escrow Accounts.  All funds received by Seller in connection with the Mortgage Loans, including, without limitation, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and principal reductions, have promptly been deposited in the appropriate account, and all such funds have been applied to reduce the principal balance of the Mortgage Loans in question, or for reimbursement or repairs to the Mortgaged Property or as otherwise required by applicable law.  There are no pledged accounts in lieu of escrow deposits.

(o)

Litigation; Compliance with Laws.  As of the related Closing Date, there is and shall be no litigation, proceeding or governmental investigation existing or pending or to the knowledge of Seller threatened, or any order, injunction, decree or settlement agreement outstanding against or relating to Seller or Mortgage Loans, which may have a material adverse effect upon the business, operations, assets or financial condition of Seller or which may draw into question the validity of this Agreement or which may impair the ability of Seller to perform its obligations under this Agreement, nor does Seller know of any basis for any such litigation, proceeding or governmental investigation.  As of the related Closing Date, Seller has not violated and will not violate any applicable law, regulation, ordinance, order, injunction, decree or settlement agreement, nor any other requirement of any governmental body or court, which may materially affect any of the Mortgage Loans, the Mortgaged Properties or the Servicing Rights.  For purposes of this Subsection 7.02(p), “litigation” shall include a suit for damages alone and shall not require that a specific performance remedy or injunction impacting the transfer of the Servicing Rights be pending.

(p)

Insolvency.  Seller has not (i) admitted in writing its inability to pay its debts generally as they become due, (ii) filed a petition to take advantage of any applicable insolvency or reorganization statute, (iii) made an assignment for the benefit of its creditors or (iv) voluntarily suspended payment of any of its obligations.

(q)

Compliance with Insurance Contracts.  Seller has complied with all material obligations under all applicable insurance contracts, including hazard, flood and Primary Mortgage Insurance Policies.  Seller has not taken any action or failed to take any action that might cause the cancellation of or otherwise affect any of the insurance contracts.

(r)

 Audits.  Seller has not, as of the related Closing Date, been the subject of allegations of material failure to comply with applicable loan origination, servicing or claims procedures, in its most recent audits (if any) nor have any such audits resulted in a request for repurchase of Mortgage Loans or indemnification in connection with the Mortgage Loans, other than as has been disclosed to Purchaser.  Such disclosure shall not affect any rights or remedies which Purchaser may have against Seller as a result of an repurchase demand or any indemnity or other remedy of Purchaser hereunder.

(s)

Errors and Omissions Policy.  Seller has in full force and effect an adequate errors and omissions policy or policies with respect to its servicing operations and a standard mortgage banker’s blanket bond.

(t)

Financial Condition of Seller/Regulatory Approval.  Seller is not in receivership, conservatorship or bankruptcy, nor are any of its subsidiaries or affiliates.  Seller is not operating pursuant to any restrictive operating agreement or order mandated by the OTS, the FDIC or any federal or state regulatory body.  The capitalization plan of Seller has been approved by all applicable regulatory agencies.

(u)

Financial Statements.  The Seller has delivered to the Purchaser financial statements as to its last three (3) complete fiscal years and any later quarter ended more than sixty (60) days prior to the execution of this Agreement.  All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.  There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller’s financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Seller has completed any forms requested by the Purchaser in a timely manner and in accordance with the provided instructions;

Subsection 7.03

Remedies for Breach of Representations and Warranties.

It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, its successors and assigns and the Successor Servicer, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage (except with respect to each MERS Designated Mortgage Loan) or the examination or lack of examination of any Mortgage File.  Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the interest of the Purchaser in or the value of the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the others.

Within sixty (60) days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser therein, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall repurchase such Mortgage Loan or Mortgage Loans at the Repurchase Price.  However, the Seller may, at its option, with the Purchaser’s prior approval, such approval not to be withheld unreasonably, and assuming that the Seller has a Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Substitute Mortgage Loan or Loans; provided, however, that any such substitution shall be effected within two (2) years of the related Closing Date.  Notwithstanding the above sentence, within sixty (60) days of the earlier of either discovery by, or notice to, the Seller of any breach of the representations or warranties set forth in clauses (gg), (zz), (bbb), (ccc), (jjj), and (kkk), of Subsection 7.01, the Seller shall repurchase such Mortgage Loan at the Repurchase Price.  If the Seller has no Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan.  Any repurchase of a Mortgage Loan pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date reasonably designated by the Purchaser and shall be accomplished by the Seller remitting by wire transfer to the Purchaser the amount of the Repurchase Price.

At the time of repurchase of any deficient Mortgage Loan (or removal of any Deleted Mortgage Loan), the Purchaser and the Seller shall arrange for the assignment of the repurchased Mortgage Loan (or Deleted Mortgage Loan) to the Seller or its designee and the delivery to the Seller of any documents held by the Purchaser or any custodian relating to the repurchased Mortgage Loan in the manner required by this Agreement with respect to the purchase and sale of such Mortgage Loan on the related Closing Date.  In the event a deficient Mortgage Loan is repurchased, the Seller shall, simultaneously with its remittance to the Purchaser of such Repurchase Price, give written notice to the Purchaser that such repurchase has taken place.  Upon such repurchase, the Mortgage Loan Schedule shall simultaneously be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

As to any Deleted Mortgage Loan for which the Seller substitutes one or more Substitute Mortgage Loans, the Seller shall effect such substitution by delivering to the Purchaser for each Substitute Mortgage Loan the Mortgage Note, the Mortgage, the Assignment of Mortgage (except with respect to each MERS Designated Mortgage Loan) and such other documents and agreements as are required by Subsection 6.03.  The Seller shall remit to the Servicer for distribution the Monthly Payment due on each Substitute Mortgage Loan in the month following the date of such substitution.  Monthly Payments due with respect to Substitute Mortgage Loans in the month of substitution will be retained by the Seller.  For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by it in respect of such Deleted Mortgage Loan.  The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Substitute Mortgage Loan.  Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

Purchaser shall return or cause to be promptly returned to Seller all Deleted Mortgage Loan Documents with respect to all such Deleted Mortgage Loans for which the Seller substitutes a Substitute Mortgage Loan.

For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution).  The amount of such shortfall, plus an amount equal to the aggregate of any Monthly Advances made with respect to such Deleted Mortgage Loans, shall be remitted to the Servicer by the Seller for distribution by the Servicer in the month of substitution.

In addition to such cure, repurchase and substitution obligations, the Seller shall indemnify the Purchaser, its successors and assigns and the Successor Servicer, and hold each of them harmless against any out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees (including (without limitation) legal fees incurred in connection with the enforcement of the Seller’s indemnification obligation under this Subsection 7.03)and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion that is based on or grounded upon, or resulting from, a breach of the Seller representations and warranties contained in this Agreement.  For purposes of this paragraph, “Purchaser” shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were “Purchasers” under this Agreement and “Successor Servicer” shall mean the Person then acting as the Successor Servicer under this Agreement and any and all Persons who previously were “Successor Servicers” under this Agreement.

Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsection 7.01 or 7.02 shall accrue upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller or the Servicer to Purchaser, (ii) failure by the Seller to cure such breach, repurchase such Mortgage Loan as specified above, substitute a Substitute Mortgage Loan for such Mortgage Loan as specified above and/or indemnify the Purchaser, its successors and assigns and the Successor Servicer, and (iii) demand upon the Seller by the Purchaser for compliance with the terms of this Agreement.

It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, repurchase or substitute for a defective Mortgage Loan and/or to indemnify the Purchaser constitute the sole remedies of the Purchaser respecting a breach of the representations and warranties set forth in Subsections 7.01 and 7.02.

Subsection 7.04

Covenants of  Seller.

(a)

Financial Reporting.  The Seller understands that in connection with the Purchaser’s marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers audited financial statements of the Seller for the most recently completed three (3) fiscal years respecting which such statements are available, as well as a Consolidated Statement of Condition of the Seller at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations.  The Seller shall also make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large).  The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above.  The Seller shall also make available information on its servicing performance with respect to loans serviced for others, including delinquency ratios.  The Seller also agrees to allow reasonable access to a knowledgeable financial or accounting officer for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller.

(b)

Organization Documents.  On the reasonable request of the Purchaser, the Seller shall deliver to the Purchaser copies of (1) the articles of incorporation of Seller and any amendments thereto, certified by the Secretary of State of Seller’s state of incorporation, (2) a copy of Seller’s by laws, together with any amendments thereto, (3) a copy of the resolutions adopted by Seller’s Board of Directors authorizing Seller to enter into this Agreement and authorizing one or more of Seller’s officers to execute the documents related to this Agreement, and (4) a certificate of incumbency and signature of each officer of Seller executing any document in connection with this Agreement.

(c)

No Economic Interest. Neither Seller nor any affiliate thereof will acquire at any time any economic interest in or obligation with respect to any Mortgage Loan.

(d)

Sale Treatment.  Under GAAP and for federal income tax purposes, Seller will report each sale of a Mortgage Loan to Purchaser as a sale of the ownership interest in the Mortgage Loan.  Seller has been advised by or has confirmed with its independent public accountants that the foregoing transactions will be so classified under GAAP.  It is understood that, in making an independent decision to enter into the purchase contemplated hereby, Seller has obtained such independent legal, tax, financial, regulatory and accounting advice as it deems necessary in order to determine the effect of the purchase on Seller, including but not limited to the accounting treatment of such purchase.  It is further understood that Purchaser has not provided, and Seller has not relied on Purchaser for, any legal, tax, financial, regulatory or accounting advice in connection with entering into the purchase.  It is further understood that Purchaser makes no representation or warranty as to the accuracy or appropriateness of any determination by Seller and its independent legal, tax, financial, regulatory and accounting advisers with respect to the effect of the purchase on Seller.

(e)

Solvency.  Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of a Mortgage Loan to Purchaser.  Seller will not sell any Mortgage Loan to Purchaser with any intent to hinder, delay or defraud any of Seller’s creditors.

(f)

Compliance with Law.  Seller shall comply, in all material respects, with all laws, rules and regulations to which it is or may become subject except where the failure to so comply would not have a material adverse effect on the Seller, the Mortgage Loans or the transactions contemplated by this Agreement.

(g)

Further Assurances.  The Seller and the Purchaser each agree to promptly execute and deliver to the other such reasonable and appropriate additional documents and instruments of transfer, conveyance and assignment, and shall take such other actions as may be necessary or appropriate to effectuate the purposes of this Agreement.

(h)

Payment of Taxes, Insurance Premiums, Etc.  All applicable taxes, special assessments and ground rents will been paid prior to any “economic loss” dates or discount dates (or if payments were made after any “economic loss” date or discount date, then Seller has paid any penalty or reimbursed any discount out of Seller’s corporate funds) if due within thirty (30) days after the Closing Date, if Seller, or its tax service provider, has received notice that such payment is due or if the tax bills have been released at least five (5) Business Days prior to the Closing Date.  All flood and hazard insurance premiums and mortgage insurance premiums will be paid without loss or penalty to the Mortgagor, if due within thirty (30) days after the Closing Date where notice of such payment has been received at least five (5) Business Days prior to the Closing Date.

(i)

Interest on Escrows.  Seller shall continue to credit to the account of Mortgagors under the Mortgage Loans all interest required to be paid by applicable law or by the terms of the related Mortgage Note on any escrow account through the Closing Date.  Evidence of such credit shall be provided to Purchaser upon request.

(j)

Completion Escrows.  Seller will continue to administer any completion escrows except outstanding as of the Closing Date.  Seller will retain the completion escrow funds and ensure that the remaining work is completed, and the completion escrow funds are disbursed in accordance with the completion escrow agreement.  Immediately thereafter, Seller will forward to Purchaser a file containing a copy of the completion escrow agreement and proof that the remaining work has been properly completed and the completion escrow funds have been properly disbursed in accordance with the completion escrow agreement.

(k)

Notice of Significant Events.  During the period of this Agreement and during the Interim Period, Seller will promptly notify Purchaser of the occurrence of any of the following:

(1)

any change in Seller’s business address and/or telephone number;

(2)

any merger, consolidation or reorganization of Seller, or any changes in Seller’s ownership by direct or indirect means.  Indirect means includes any change in ownership of 25% or more of Seller’s direct or indirect corporate parent;

(3)

any change in Seller’s name;

(4)

entry of any court judgment or regulatory order in which Seller is or may be required to pay a claim or claims which, in Seller’s opinion, would be reasonably likely to have a material adverse effect on Seller’s financial condition;

(5)

Seller admits to committing, or is found to have committed, a material violation of any law, regulation, or order relating to its mortgage operation; or

(6)

the initiation of any investigations of Seller by any state or federal agency which would be reasonably likely to have a material affect on Seller’s ability to perform it obligations under this Agreement.

Subsection 7.05

Servicing of The Mortgage Loans.

The Mortgage Loans have been sold by the Seller to the Purchaser on a servicing released basis. Subject to, and upon the terms and conditions of this Agreement and the Interim Servicing Agreement, the Seller hereby sells, transfers, assigns and delivers to the Purchaser the Servicing Rights.

The Purchaser shall retain the Servicer as the contract servicer of the Mortgage Loans for an interim period pursuant to and in accordance with the terms and conditions contained in the Interim Servicing Agreement.

Pursuant to the Interim Servicing Agreement, the Servicer shall begin servicing the Mortgage Loans on behalf of the Purchaser and shall be entitled to all Servicing Fees due the Servicer as set forth in the Interim Servicing Agreement.

Subsection 7.06

Servicer Covenants Regarding Transfer of Servicing.  On the related Transfer Date, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Servicer shall cease all servicing responsibilities related to, the Mortgage Loans.  On or prior to the related Transfer Date the Servicer shall, at its sole cost and expense take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

(a)

Notice to Mortgagors.  At Servicer’s expense, Servicer shall mail to the Mortgagor of each Mortgage Loan, no later than fifteen (15) days prior to the related Transfer Date, a letter advising the Mortgagor of the transfer of servicing to Purchaser; provided, however, the content, format and timing of the letter shall be mutually agreed upon by Purchaser and Servicer and shall comply with the Cranston-Gonzalez National Affordable Housing Act of 2000, as amended from time to time, and all other applicable laws.  Servicer shall provide Purchaser with a copy of a sample letter in accordance with the Transfer Instructions and otherwise comply with the Transfer Instructions as it relates to such notices. Once notices are mailed, Servicer shall provide Purchaser an officer’s certification signed by a Vice President or above that all notices have been sent in accordance with this Subsection 7.06(a) and the Transfer Instructions.

(b)

Notice to Taxing Authorities and Insurance Companies.  At Servicer’s expense, and in accordance with the related Transfer Instructions,  Servicer shall transmit to the applicable taxing authorities (notice to such taxing authorities may be accomplished by notice to Servicer’s current tax service provider) and (mortgage/hazard/flood) insurance companies and/or agents, not less than fifteen (15) days prior to the related Transfer Date, notification of the sale of the Servicing Rights to Purchaser and instructions to deliver all notices, tax bills and insurance statements, as the case may be.  For all such notices not accomplished by tape transmission, Servicer shall provide Purchaser with a copy of a sample notice and an officer’s certification signed by a Vice President or above that all notices have been sent as required.  Servicer shall provide Purchaser and its servicing designee with a list of all applicable taxes, assessments and ground rents to be paid within thirty (30) days after the related Transfer Date.

(c)

Delivery of Loan Documents.  Servicer shall have delivered to Purchaser or its designee, no later than five (5) Business Days following the Transfer Date, and Purchaser or its designee shall have received from Servicer, the physical or imaged Servicing Files, servicing records and miscellaneous servicing lists listed in Exhibit 8 in the format indicated therein; provided, however, Purchaser and Servicer may agree on a staggered delivery timetable which commences on an earlier date.  No later than the Transfer Date, Servicer shall forward to Purchaser or its designee all electronic servicing records.

(d)

Escrow Payments.  No later than two (2) Business Days after the Transfer Date, the Servicer shall provide the Purchaser, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments, impound and suspense balances, buydown fees, all loss draft balances and all unearned fees associated with the Mortgage Loans.  No later than two (2) Business Days after the Transfer Date, the Servicer shall provide the Purchaser with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, no later than two (2) Business Days after the Transfer Date, the Servicer shall wire transfer to the Purchaser the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Servicer.

(e)

Payoffs and Assumptions; Unremitted Principal. The Servicer shall provide to the Purchaser, or its designee, copies of all assumption and payoff statements generated by the Servicer on the Mortgage Loans from the Cut-off Date to the related Transfer Date.  No later than five (5) Business Days after the related Transfer Date, Servicer shall provide Purchaser with immediately available funds in the amount of the unremitted principal and interest associated with the Mortgage Loans which has not been deposited into Purchaser’s custodial accounts.  No later than five (5) Business Days after the related Transfer Date, Servicer shall provide Purchaser with an accounting statement of the unremitted principal and interest sufficient to enable Purchaser to reconcile same with the accounts of the Mortgage Loans.

(f)

Mortgage Payments Received Prior to Transfer Date. Prior to the Transfer Date all payments received by the Servicer on each Mortgage Loan shall be properly applied by the Servicer to the account of the particular Mortgagor.

(g)

Mortgage Payments Received After Transfer Date. Servicer shall forward to Purchaser the amount of any Monthly Payments and correspondence relating to the Mortgage Loans received by Servicer for sixty (60) days after the Transfer Date by next day mail or by next day courier service.  After sixty (60) days from the Transfer Date, Servicer may forward the amount of any Monthly Payments and correspondence relating to the Mortgage Loans by regular U.S. mail on a weekly basis.  Servicer shall notify Purchaser of the  particulars of the payment, which notification requirement shall be satisfied if Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by Purchaser.  Servicer shall endorse the Monthly Payment to Purchaser and include the particulars of the  payment.  Purchaser’s loan number, date received and any special Mortgagor application instructions.

(h)

Misapplied Payments. Misapplied payments shall be processed as follows:

(A)

All parties shall cooperate in correcting misapplication errors.

(B)

The party receiving notice of a misapplied payment occurring prior to the Transfer Date and discovered after the Transfer Date shall immediately notify the other party.

(C)

If a misapplied payment which occurred prior to the Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Servicer shall be liable for the amount of such shortage. The Servicer shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser.

(D)

If a misapplied payment which occurred prior to the Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five (5) Business Days after notice thereof by the other party.  Whichever  party discovers the misapplied payment will notify the other and the parties will then comply promptly with this paragraph.

(E)

Any check issued under the provisions of this Subsection 7.06(i) shall be accompanied by a statement indicating the corresponding Servicer and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

(i)

Books and Records. On the related Transfer Date, the books, records and accounts of the Servicer with respect to the Mortgage Loans shall be in accordance with all applicable Purchaser requirements.

(j)

Reconciliation. The Servicer shall, on or before the related Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Servicer and the Purchaser as appropriate.

(k)

Data Reconciliation.  Servicer shall forward to Purchaser, via overnight mail, such additional reports as are required by Purchaser to reconcile data conversion from Servicer’s computer system to Purchaser’s computer system.

(l)

 IRS Forms. Servicer shall mail, on or before the date required by law, all IRS required forms, including form numbers 1099 and 1098 (as appropriate) to all parties entitled to receive same through the Transfer Date.  Servicer shall provide copies of such forms to Purchaser upon request and shall reimburse Purchaser for any costs or penalties incurred by Purchaser due to Servicer’s failure to comply with this paragraph.  The Purchaser or the Purchaser’s designee shall prepare and file all such reports with respect to any period commencing on or after the related Transfer Date.

(m)

Returned Checks.  Purchaser shall reimburse Servicer within seven (7) Business Days for all checks for Mortgage Loan Monthly Payments received by Servicer prior to the related Transfer Date and which are returned to Servicer, unpaid, on or after the related Transfer Date.  Servicer shall identify the check, show how the check was applied to the Mortgagor’s account, and present the returned check to the Purchaser promptly after receipt.

(n)

Insurance Policies.  After the related Transfer Date, Servicer shall deliver such insurance policies or renewals as it may receive to Purchaser within five (5) Business Days of its receipt of same.

(o)

Payment of Property Insurance Premiums.  Servicer shall pay, prior to the related Transfer Date, all property insurance premiums for which it receives bills five (5) Business Days prior to the related Transfer Date that are due within thirty (30) days after the related Transfer Date.  Servicer shall within five (5) Business Days after the related Transfer Date deliver to the Purchaser all bills and correspondence related to the Mortgage Loans and received by it four (4) Business Days or less prior to the related Transfer Date and subsequent to the related Transfer Date.  On the related Transfer Date, Servicer shall forward to Purchaser a listing of all Mortgage Loans that have property insurance premiums due within thirty (30) days after the related Transfer Date and for which Servicer did not pay the bills prior to the related Transfer Date.

(p)

Escrow Analysis.  Each Mortgage Loan required by applicable law to have had an escrow analysis prior to the related Transfer Date shall have had an escrow analysis performed on it by Servicer prior to the related Transfer Date.  Where an escrow analysis on a Mortgage Loan either (i) is scheduled to be performed by Servicer within two (2) months prior to the related Transfer Date, or (ii) has not been performed within twelve (12) months prior thereto, Servicer will both perform such escrow analysis and notify the affected Mortgagor(s) as to the new payment amount on or before a date one (1) month prior to the related Transfer Date. There will be no inflation factor used in the escrow analysis.  Refunds of escrow overages are to be made in accordance with applicable law.  Escrow shortages are to be billed or prorated in the monthly payment over a period of not more than twelve (12) months.  Copies of the escrow analyses by month and in Mortgage Loan number order, if applicable, are to be provided to Purchaser within five (5) Business Days of the related Transfer Date on microfilm.

(q)

Property Taxes.  Servicer shall cause to be paid prior to the related Transfer Date all tax bills (including interest, late charges, and penalties in connection therewith) that are issued by a taxing authority and relate to a Mortgaged Property and that are received by Servicer, or released and available to Servicer’s tax service provider in states where Servicer utilizes a tax service provider, five (5) Business Days prior to the related Transfer Date that are due within thirty (30) days after the related Transfer Date.  Servicer or, on behalf of Servicer, its tax service provider, shall immediately forward to Purchaser all tax bills received by Servicer after the related Transfer Date or received by Servicer before the related Transfer Date but which are due more than thirty (30) days after the related Transfer Date.  The foregoing shall in no way impose upon Servicer an obligation to pay any taxes (including interest, late charges, and penalties associated therewith) for which (i) a title insurer has an obligation to pay by virtue of the terms of a mortgagee policy of title insurance which is issued in connection with the origination of the subject Mortgage Loans and which insures Purchaser subsequent to the related Transfer Date or (ii) a taxing authority has billed the Mortgagor directly rather than billing Servicer or the tax service provider directly (except to preclude loss of the Mortgaged Property where the taxes have not been paid by the Mortgagor).  On the related Transfer Date, Servicer shall forward to Purchaser a listing of all Mortgage Loans that have property taxes due within thirty (30) days after the related Transfer Date and for which Servicer did not pay the bills prior to the related Transfer Date.

(r)

Tax Service Contract; Flood Certification.  With respect to each Mortgage Loan for which there is a Tax Service Contract with FARETS in effect on the related Servicing Transfer Date, the Seller shall assign such Tax Service Contract to the Purchaser or the Purchaser’s designee.  In the event that the Seller does not have a Tax Service Contract or is unable to assign the Tax Service Contract to the Purchaser or the Purchaser’s designee, the Seller shall either pay to the Purchaser the cost of obtaining such Tax Service Contract or purchase a Tax Service Contract and assign the same to the Purchaser or the Purchaser’s designee. With respect to each Mortgage Loan for which there is a life of loan, transferable flood certification contract with FAFDS in effect on the related Servicing Transfer Date, the Seller shall assign such flood certification contract to the Purchaser or the Purchaser’s designee.  In the event that the Seller does not have a flood certification contract or is unable to assign the flood certification contract to the Purchaser or the Purchaser’s designee, the Seller shall either pay to the Purchaser the cost of obtaining such flood certification contract or purchase a flood certification contract and assign the same to the Purchaser or the Purchaser’s designee.

(s)

Receipt of Recorded Documents.  Servicer shall diligently, but in no event later than eleven (11) months following the related Cut-off Date (with respect to Mortgage Loans in a Security) and six (6) months following the related Transfer Date (with respect to all other Mortgage Loans, if any), obtain original recorded (i) Mortgages, (ii) recorded Assignments of Mortgages to Purchaser or Purchaser’s designee, MERS, in accordance with applicable law and (except that if MERS is already the mortgagee of record, then Servicer must notify MERS, in the manner and within the timeframe required by MERS, of the transfer of Servicing to Purchaser), and (iii) other documents of transfer, all of which are required to be delivered pursuant to this Agreement and which were not previously forwarded to Purchaser or its Custodian.  Servicer shall forward same to Purchaser, at Servicer’s expense, and shall also provide Purchaser with a monthly status report regarding the outstanding Assignments of Mortgage.  In connection with Mortgage Loan satisfactions taking place prior to Purchaser’s receipt of such recorded Assignments of Mortgage, Servicer shall cooperate with Purchaser in handling satisfactions and hold Purchaser harmless from expenses and penalties stemming from Purchaser’s non-receipt of such recorded Mortgages or Assignments of Mortgage necessary to effect such satisfactions

(t)

UCC Security Interest.  At Purchaser’s request, Servicer shall provide Purchaser with evidence, at Servicer’s expense, that there exists no security interest in the Servicing Rights given by Servicer to a third party, such evidence to consist of (i) a UCC search by Servicer directly or a reputable third party vendor which shows to Purchaser’s reasonable satisfaction that no such security interest exists as of the related Closing Date, Servicer to provide such evidence no later than the related Transfer Date and/or (ii)   an opinion letter of Servicer’s counsel, dated the related Transfer Date, which shall opine to Purchaser’s reasonable satisfaction that no third-party security interest given by Servicer exists in the Servicing Rights. Servicer represents and warrants that effective on the related Closing Date, neither any warehouse or secured lender shall have any right, title or interest in the related Servicing Rights.

In the event that such a security interest is shown to exist per item (i) above, Servicer shall immediately provide Purchaser with such documentation as is required by Purchaser to evidence removal of such security interest immediately thereafter, including any appropriate security interest waiver executed by the security holder.

(u)

Delivery of Adjustable Rate and Buydown Documents.  No later than the related Transfer Date, Servicer shall provide to Purchaser copies of the complete life-of-loan histories, promissory notes and riders for each adjustable rate Mortgage Loan.  In addition, no later than the related Transfer Date, Servicer shall deliver to Purchaser copies of all notes, riders and buydown agreements for each buydown Mortgage Loan.  This document delivery requirement is in addition to the file documentation requirements of Exhibit 8.

(v)

Default Management.  With respect to any Mortgage Loan that transfers to Purchaser on the related Transfer Date and which is past due under the terms of the Mortgage Note, or with respect to any Bankruptcy Loan, Foreclosure Loan, or Litigation Loan, Servicer shall, not earlier than a date fifteen (15) days prior to the related Transfer Date or such earlier date as may be mutually agreed upon by Servicer and Purchaser, provide Purchaser with written notice of all actions required to be performed by a servicer within thirty (30) days after the related Transfer Date, which are either known to Servicer, or should be known to Servicer in the performance of its duties as a servicer, and which are required to assure compliance with any insurer or guarantor requirements.  Servicer shall cooperate with and assist Purchaser, as reasonably requested by Purchaser, in providing information and assistance in connection with the orderly transition of the default management function from Servicer to Purchaser.

(w)

[Bi-Weekly Servicing.  Neither Servicer nor its agent will solicit any Mortgage Loans for participation in any bi-weekly payment plans after the Closing  Date.  If Servicer has Bi-Weekly Mortgage Loans under contract with Douglas-Michaels Company, L.P., by the related Transfer Date, Servicer will assign and transfer to Purchaser the entire Douglas-Michaels Company, L.P. relationship with such affected Mortgagors and all right to collect future commissions on such Bi-Weekly Mortgage Loans.  To the extent Servicer receives such commissions, Servicer will immediately forward the commission on to Purchaser. If Servicer has Bi-Weekly Mortgage Loans under contract with a vendor other than Douglas-Michaels Company, L.P., Servicer shall cooperate with Purchaser and Douglas-Michaels Company, L.P. in setting up fully paid, life-of-loan, transferable bi-weekly payment plans with Douglas-Michaels Company, L.P..  Purchaser shall be responsible for the payment to Douglas-Michaels Company, L.P. of any set up or conversion fees required by Douglas-Michaels Company, L.P. for setting up such bi-weekly plans.  If Servicer is unable to assign or transfer such rights, Servicer shall exclude any Mortgage Loans with bi-weekly payment plans from this sale transaction, unless prohibited by applicable law].

(x)

Future On-Site Due Diligence.  Upon Purchaser’s request and reasonable notice, Servicer shall permit Purchaser or its designee to perform a relevant on-site due diligence review of Servicer’s operations.

(y)

Insurance.  No later than five (5) Business Days prior to the related Transfer Date, Servicer shall have obtained, sufficient insurance protecting against any losses occurring to any of the Custodian Legal Files and Servicing Files prior to their delivery to Purchaser or Purchaser’s Custodian (it being specifically understood that the risk of loss occurring as a result of the loss or damage to the Custodian Legal Files and Servicing Files prior to Purchaser or Purchaser’s Custodian’s receipt of such files shall reside with Servicer), and Servicer shall cause its Custodian to deliver to Purchaser’s Custodian the Mortgage File for each Mortgage Loan, with the understanding that the Mortgage Loan Documents sent for recording, but not yet received by Servicer (the “Trailing Documents”), shall be forwarded to Purchaser’s Custodian upon Servicer’s receipt.

(z)

Other Assignment Documents.  Servicer shall deliver such other appropriately executed and authenticated instruments of sale, assignment, transfer and conveyance to Purchaser or its designee, including limited powers of attorney, as described in Exhibit 8, as Purchaser or its counsel may reasonably request, on or after the related Transfer Date, in order to accomplish the transfer to Purchaser of all of Servicer’s rights related to the Servicing Rights.

(aa)

Acknowledgment of Successor Servicer Seller shall deliver to the Purchaser, on or prior to the related Transfer Date, an executed and authenticated acknowledgment of the related Successor Servicer, substantially in the form attached hereto as Exhibit 11.

(bb)

Cooperation.  To the extent reasonably possible, the parties hereto shall cooperate with and assist each other, as requested, in carrying out the other’s covenants, agreements, duties and responsibilities under this Agreement and in connection herewith shall execute and deliver all such documents and instruments as shall be necessary and appropriate in the furtherance thereof.  After the related Transfer Date, Servicer will be deemed to be holding all sums received by it in respect of any Mortgage Loan in trust on Purchaser’s behalf and immediately upon receipt, Servicer shall pay over all such sums to Purchaser and provide information detailing when the payments were received.  In addition, Servicer will hold for Purchaser all communications, inquiries, legal instruments and other documents received by it with respect to the Mortgage Loans and shall promptly forward same to Purchaser.

Subsection 7.07

Early Payment Default.

With respect to any Mortgage Loan, if the related Mortgagor fails to make (a) the Mortgage Loan’s first Monthly Payment after origination on or prior to the date which is thirty days after the related Due Date or (b) any of the first, second or third Monthly Payment due to the Purchaser after the related Closing Date on or prior to the date which is thirty days after the related Due Date, the Seller shall, upon receipt of notice from the Purchaser, promptly repurchase such Mortgage Loan from the Purchaser in accordance with Subsection 7.03 hereof.

Subsection 7.08

Purchase Price Protection.

With respect to any first lien Mortgage Loan that is prepaid in full during the three (3) month period from and after the related Closing Date, the Seller shall reimburse the Purchaser within five (5) Business Days of notice of such prepayment in full, the amount (if any) by which the Purchase Price paid by the Purchaser to the Seller exceeded 100% of the outstanding scheduled principal balance of the Mortgage Loan as of the related Cut-off Date.  Upon any assignment of a Mortgage Loan and/or this Agreement, the Purchaser may at its option retain its rights under this Subsection 7.08 notwithstanding such assignment.

In the event that any such Mortgage Loan prepays in full during the period between the Cut-off Date and the Closing Date, the Seller shall either (i) substitute a Mortgage Loan for the Mortgage Loan that prepaid in full, (ii) shall consent to a readjustment of the Purchase Price,  or (iii) pay the Purchaser, within five (5) Business Days of receipt of notice of such prepayment in full, the difference between the Purchase Price (as adjusted) for such Mortgage Loan and the outstanding principal balance of such Mortgage Loan as of the Cut-off Date.

SECTION 8.

Closing.

The closing for the purchase and sale of the Mortgage Loans in each Mortgage Loan Package shall take place on the related Closing Date.  The closing shall be by telephone, confirmed by letter or wire as the parties shall agree.  The closing shall be subject to each of the following conditions:

(a)

all of the representations and warranties of the Seller in this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute default under this Agreement or Event of Default under the Interim Servicing Agreement;

(b)

the Seller’s attorneys shall have received in escrow all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories as required pursuant to the terms hereof; and

(c)

all other terms and conditions of this Agreement required to be complied with or performed shall have been complied with or performed.

SECTION 9.

Closing Documents.

On the initial Closing Date, the Seller and the Servicer shall deliver to the Purchaser in escrow fully executed originals of:

(a)

this Agreement, including all exhibits;

(b)

an Officer’s Certificate, in the form of Exhibit 1 hereto, for each of the Seller and the Servicer including all attachments thereto;

(c)

the Mortgage Loan Schedule, one copy to be attached hereto;

(d)

an opinion of in-house counsel for the Seller and the Servicer substantially in the form attached hereto as Exhibit 6;

(e)

an Escrow Account Certification;

(f)

a Custodial Account Certification;

(g)

a MERS Report reflecting the Custodian as Investor and no Person as Interim Funder for each MERS Designated Mortgage Loan.

The Closing Documents to be delivered by the Seller on each Closing Date shall consist of fully executed originals of the following documents:

(a)

an Assignment and Conveyance in the form of Exhibit 9 hereto, including all exhibits;

(b)

a Terms Letter;

(c)

the related Mortgage Loan Schedule, with one copy to be attached to the related Assignment and Conveyance;

(d)

a security release certification executed by any other person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to a security interest, pledge or hypothecation for the benefit of such person and, if applicable, a certificate of the Seller and an opinion of counsel of the Seller stating that the Mortgage Loans are not subject to any security interest, claim, pledge hypothecation or lien; and

(e)

a MERS Report reflecting the Purchaser as Investor and no other Person as Interim Funder for each MERS Designated Mortgage Loan.

SECTION 10.

Costs; Assignments.

The Purchaser shall pay any commissions due its salesmen, the expenses of its accountants and attorneys and the expenses and fees of any broker retained by the Purchaser with respect to the transaction covered by this Agreement.  All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans and related Servicing Rights including, without limitation, fees for recording intervening assignments of Mortgage and Assignments of Mortgage, fees for obtaining tax service contracts and the legal fees and expenses of its attorneys shall be paid by the Seller.  The Seller shall be responsible for causing to occur the recordation of any intervening assignments of Mortgage.

SECTION 11.

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(a)

if to the Purchaser:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue

10th Floor

New York, New York 10017

Attention:

Whole Loan Transaction Group

Telephone:

1 800  992 7169

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017
Attention:  General Counsel’s Office

(b)

if to the Seller:

American Home Mortgage Corp.
538 Broadhollow Road
Melville, New York  11747
Attention:  Robert F. Johnson, Jr.
Facsimile: (866) 822-3246

With a copy of all legal correspondence to:

American Home Mortgage Corp.
538 Broadhollow Road
Melville, New York  11747
Attention: Alan B. Horn, General Counsel.
Facsimile: (800) 209-7276

(c)

if to the Servicer:

American Home Mortgage Servicing, Inc.
4600 Regent Blvd.
Suite 200
Irving, Texas 75063
Attention:  David Friedman
Facsimile:

With a copy of all legal correspondence to:

American Home Mortgage Servicing, Inc.

538 Broadhollow Road

Melville, New York  11747

Attention: Alan B. Horn, General Counsel.

Facsimile: (800) 209-7276

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 12.

Cooperation of Seller with a Reconstitution.

The Seller and the Purchaser agree that with respect to some or all of the Mortgage Loans, after the related Closing Date, on one or more dates (each a “Reconstitution Closing Date”) at the Purchaser’s sole option, the Purchaser may effect a sale (each, a “Reconstitution”) of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

(i)

Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each a “Fannie Mae Transfer”); or

(ii)

Freddie Mac (the “Freddie Mac Transfer”); or

(iii)

one or more third party purchasers in one or more Whole Loan Transfers; or

(iv)

one or more trusts or other entities to be formed as part of one or more Securitization Transaction.

With respect to each Reconstitution, the Purchaser agrees to deliver to the related Master Servicer on or prior to the date which is five (5) Business Days prior to the related Reconstitution Closing Date, a Mortgage Loan Schedule.  The Seller agrees to execute (i) in connection with any Agency Transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to the Master Servicer and the Purchaser among the Purchaser, the Master Servicer, the Seller, Fannie Mae or Freddie Mac (as the case may be) and any servicer, (ii) in connection with a Whole Loan Transfer, an assignment, assumption and recognition agreement, a seller’s warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the Purchaser, and (iii) in connection with a Securitization Transaction, a pooling and servicing agreement in form and substance reasonably acceptable to the Purchaser and the Master Servicer or an Assignment, Assumption and Recognition Agreement substantially in the form attached hereto as Exhibit 7 (collectively the agreements referred to herein are designated, the “Reconstitution Agreements”).

In connection with each Securitization Transaction, the Seller agrees to enter into and deliver certain additional documents, instruments or agreements, including, but not limited to, 10b-5 opinions, assignment, assumption and recognition agreements, and enforceability opinions, as may be necessary to effect one or more Securitization Transactions.

With respect to each Whole Loan Transfer and each Securitization Transaction entered into by the Purchaser, the Seller agrees (1) to cooperate fully with the Purchaser and the Master Servicer and any prospective purchaser with respect to all reasonable requests and due diligence procedures; (2) to execute, deliver and perform all Reconstitution Agreements required by the Purchaser; (3) to restate the representations and warranties set forth in this Agreement as of the settlement or closing date in connection with such Reconstitution (each, a “Reconstitution Date”) or make the representations and warranties set forth in the related selling/servicing guide of the Master Servicer or issuer, as the case may be, or such representations and warranties as may be required by any Rating Agency or prospective purchaser of the related securities or such Mortgage Loans, in connection with such Reconstitution; (4) to deliver to Purchaser and any prospective purchaser within three (3) days after request by Purchaser or prospective purchaser, information, in form and substance satisfactory to Purchaser and such prospective purchaser, with respect to each originator of the Mortgage Loans reasonably requested by the Purchaser The Seller shall use its reasonable best efforts to provide to such master servicer or issuer, as the case may be, and any other participants or purchasers in such Reconstitution: (i) any and all information and appropriate verification of information which may be reasonably available to the Seller or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Purchaser, the Master Servicer or any such other participant shall request; (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller and/or the Servicer as are reasonably believed necessary by the Purchaser, or any such other participant; and (iii) to execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Purchaser, the Master Servicer or any such participant.  Moreover, the Seller agrees to cooperate with all reasonable requests made by the Purchaser or the Master Servicer to effect such Reconstitution Agreements.

The Seller shall indemnify the Purchaser, the Successor Servicer, the Master Servicer, and each Affiliate designated by the Purchaser or the Master Servicer and each Person who controls the Purchaser, the Master Servicer or such Affiliate and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by or on behalf of the Seller regarding the Seller, the Seller’s servicing practices or performance, the Mortgage Loans or the Underwriting Guidelines set forth in any offering document prepared in connection with any Reconstitution.  For purposes of the previous sentence, “Purchaser” shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were “Purchasers” under this Agreement and “Successor Servicer” shall mean the Person then acting as the Successor Servicer under this Agreement and any and all Persons who previously were “Successor Servicers” under this Agreement.

In the event the Purchaser has elected to have the Seller hold record title to the Mortgages, prior to the Reconstitution Date, the Seller shall prepare an assignment of mortgage in blank or to the prospective purchaser or trustee, as applicable, from the Seller, acceptable to the prospective purchaser or trustee, as applicable, for each Mortgage Loan that is part of the Reconstitution and shall pay all preparation and recording costs associated therewith (except with respect to each MERS Designated Mortgage Loan).  In connection with the Reconstitution, the Seller shall execute each Assignment of Mortgage, (except with respect to each MERS Designated Mortgage Loan), track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the prospective purchaser or trustee, as applicable, upon the Seller’s receipt thereof.  Additionally, the Seller shall prepare and execute, at the direction of the Purchaser or the Master Servicer, any note endorsement in connection with any and all seller/servicer agreements.

SECTION 13.

Compliance with Regulation AB

Subsection 13.01

Intent of the Parties; Reasonableness.  The Purchaser and the Seller acknowledge and agree that the purpose of Section 13 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets or advice of counsel, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser’s reasonable judgment, to comply with Regulation AB.

Subsection 13.02

Information to Be Provided by the Seller. In connection with any Securitization Transaction the Seller shall (1) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), the information and materials specified in paragraphs (a) and (b) of this Section 13.02, and (2) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (c) of this Section.

(a)

If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (y) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (z) each Third-Party Originator, as is requested for the purpose of compliance with Items 1103(a)(1), 1110(b), 1117 and 1119 of Regulation AB; provided, that, such Purchaser or Depositor shall confirm in writing that Seller and each Third-Party Originator, as applicable, meets the threshold disclosure requirements of Items 1110(b), 1117, and 1119 of Regulation AB, as the case may be.  Such information shall be in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor include, at a minimum:

(1)

the originator’s form of organization;

(2)

a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, such as the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

(3)

a description of any material legal proceedings pending or known to be contemplated by governmental authorities against the Seller and each Third-Party Originator; and

(4)

a description of any known affiliation or relationship between the Seller, each Third-Party Originator and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(A)

the sponsor;

(B)

the depositor;

(C)

the issuing entity;

(D)

any servicer;

(E)

any trustee;

(F)

any originator;

(G)

any significant obligor;

(H)

any enhancement or support provider; and

(I)

any other material transaction party.

(b)

If so requested by the Purchaser or any Depositor on the basis of such party’s good faith interpretation of the requirements of Item 1105 of Regulation AB;, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (a) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (b) each Third-Party Originator.  Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB; provided, however, that Seller shall not be required provide Static Pool Information with respect to mortgage loans originated prior to January 1, 2006 pursuant to Item 1105(f) of Regulation AB.  To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph.  The content and presentation of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor.  Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool.  The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference.  The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format as customarily provided by Seller or if Seller does not customarily provide such information as reasonably required by the Purchaser or the Depositor, as applicable.

Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

(c)

If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities and provided that the Seller (or any Third-Party Originator) meets the requirements for disclosure pursuant to Item 1117 of Regulation AB, the Seller shall (or shall cause each Third-Party Originator to) (a) notify the Purchaser and any Depositor in writing of (1) any material litigation or governmental proceedings pending, in each case within the meaning of Item 1117 of Regulation AB, against the Seller or any Third-Party Originator and (2) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller or any Third-Party Originator and any of the parties specified in clause (4) of paragraph (a) of this Section 13.02 (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (b) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

Subsection 13.03

Indemnification; Remedies.  (i)  The Seller shall indemnify the Purchaser, each affiliate of the Purchaser and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction; and the respective present and former directors, officers, employees and agents of each of the foregoing (collectively, the “Indemnified Parties”), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses (collectively, “Losses”) that any of them may sustain arising out of or based upon:

(a)

(1)

any untrue statement of a material fact contained or alleged to be contained in any information, report, or other material provided in written or electronic form under this Section 13 by or on behalf of the Seller, or provided under this Section 13 by or on behalf of any Third-Party Originator (collectively, the “Seller Information”), or (2) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (2) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

(b)

any failure by the Seller or any Third-Party Originator to deliver any information, report, accountants’ letter or other material when and as required under this Section 13; or

(c)

any breach by the Seller of a representation or warranty set forth in Section 13 or in a writing furnished pursuant to Section 13 and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 13 to the extent made as of a date subsequent to such closing date.

In the case of any failure of performance described in clause (i)(B) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction for all costs reasonably incurred by each such party in order to obtain the information, report, accountants’ letter or other material not delivered as required by the Seller or any Third-Party Originator.

Subsection 13.04

Additional Representations and Warranties of the Seller.  If either the Seller or any Third-Party Originator meets the requirements for disclosure under Items 1117 or 1119 of Regulation AB, the Seller shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 2(c) that, except as disclosed in writing to the Purchaser or such Depositor on or prior to such date:  (i) there are no material legal proceedings pending or known to be contemplated by governmental authorities, within the meaning of Item 1117 of Regulation AB, against the Seller or any Third-Party Originator; and (ii) there are no affiliations, relationships or transactions relating to the Seller or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

SECTION 14.

Additional Indemnification by the Seller and Servicer; Third Party Claims.

The Seller and Servicer shall each indemnify the Purchaser, its successors and assigns and the Successor Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees (including (without limitation) legal fees incurred in connection with the enforcement of the Seller’s and Servicer’s indemnification obligation under this Section 14) and related costs, judgments, and any other costs, fees and expenses that the Purchaser, its successors or assigns or the Successor Servicer may sustain in any way related to (a) any breach of any of Seller’s representations, warranties or covenants set forth in this Agreement, (b) the failure of the Seller to perform its duties under this Agreement or (c) the failure of the Seller or the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement, the Interim Servicing Agreement or any Reconstitution Agreement entered into pursuant to Section 12.  The Seller or the Servicer immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement, the Interim Servicing Agreement or any Reconstitution Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim.  The Purchaser promptly shall reimburse the Seller or the Servicer, as applicable, for all amounts advanced by it pursuant to the preceding sentence, except when the claim is related to the Seller’s indemnification pursuant to Section 7.03 or the first sentence of this Section 13, or is related to the failure of the Seller or the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement, the Interim Servicing Agreement or any Reconstitution Agreement.

SECTION 15.

Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 16.

No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Purchaser or the Master Servicer.

SECTION 17.

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 18.

Governing Law.

EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

SECTION 19.

Intention of the Parties.

It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security.  Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.  The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

It is not the intention of the parties that such conveyances be deemed a pledge thereof.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (a) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (b) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Seller to the Purchaser of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

SECTION 20.

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 21.

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 22.

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration.

SECTION 23.

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 24.

Amendment.

This Agreement may be amended from time to time by the Purchaser, the Seller and the Servicer by written agreement signed by the parties hereto.

SECTION 25.

Confidentiality.

Each of the Purchaser, the Seller and the Servicer shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party’s employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such person’s duties for such party, to the extent such party has procedures in effect to inform such person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any Rating Agency or any prospective purchaser or any such prospective purchaser’s designee in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party’s rights under this Agreement.

SECTION 26.

Entire Agreement.

This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.

SECTION 27.

Further Agreements.

The Seller, the Servicer, and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

SECTION 28.

Successors and Assigns.

This Agreement shall bind and inure to the benefit of and be enforceable by the initial Purchaser, the Seller, and the Servicer, and the respective successors and assigns of the initial Purchaser, the Seller, and the Servicer.  The initial Purchaser and any subsequent Purchasers may assign this Agreement to any Person to whom any Mortgage Loan is transferred pursuant to a sale or financing upon prior written notice to the Servicer and Master Servicer in accordance with the following paragraph.  As used herein, the trust formed in connection with a Securitization Transaction shall be deemed to constitute a single “Person.” Upon any such assignment and written notice thereof to the Servicer, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Servicer, and such Purchaser, and a separate and distinct Agreement between the Servicer, and each other Purchaser to the extent of the other related Mortgage Loan or Loans.

At least five (5) Business Days prior to the end of the month preceding the date upon which the first remittance is to be made to an assignee of the Purchaser or the Master Servicer, the Purchaser shall provide to the Servicer written notice of any assignment setting forth:  (a) the Servicer’s applicable Mortgage Loan identifying number for each of the Mortgage Loans affected by such assignment; (b) the aggregate scheduled transfer balance of such Mortgage Loans; and (c) the full name, address and wiring instructions of the assignee and the name and telephone number of an individual representative for such assignee, to whom the Servicer should:  (i) send remittances; (ii) send any notices required by or provided for in this Agreement; and (iii) deliver any legal documents relating to the Mortgage Loans (including, but not limited to, contents of any Mortgage File obtained after the effective date of any assignment).

If the Purchaser has not provided the notice of assignment required by this Section 27, the Servicer shall not be required to treat any other Person as a “Purchaser” hereunder and may continue to treat the Purchaser which purports to assign the Agreement as the “Purchaser” for all purposes of this Agreement.

SECTION 29.

Non-Solicitation.

From and after the Closing Date, each of the Seller, the Servicer and any of their respective affiliates hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, specifically solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of Purchaser or its designee.  It is understood and agreed that all title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to Purchaser pursuant hereto on the related Closing Date and none of the Seller, the Servicer or any of their respective affiliates shall take any action to undermine these rights and benefits.

Notwithstanding the foregoing, it is understood and agreed that the Seller, the Servicer or any of their respective affiliates:

(a)

may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available; and

(b)

may offer to refinance a Mortgage Loan made within 30 days following receipt by it of a pay-off request from the related Mortgagor.  Promotions undertaken by the Seller or the Servicer or by any affiliate of the Seller or the Servicer which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section 29.

SECTION 30.

Joint and Several Liability.

The Seller, the Servicer and the Buyer hereby acknowledge and agree that the Seller and the Servicer are each jointly and severally liable to Buyer for all of their respective obligations hereunder and under the Interim Servicing Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Purchaser, the Seller and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP., as Purchaser

By:

Name:

Title:

AMERICAN HOME MORTGAGE CORP.
as Seller

By:

Name:

Title:

AMERICAN HOME MORTGAGE SERVICING, INC.
as Servicer

By:

Name:

Title:

EXHIBIT 1

FORM OF SELLER’S OFFICER’S CERTIFICATE

I, [_____], hereby certify that I am a duly elected [_____] of American Home Mortgage Corp. a New York corporation (the “Seller”), and further certify, on behalf of the Seller as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.  No event has occurred which has affected the good standing of the Seller under the laws of the United States.

2.

No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller or a merger pursuant to which the Seller would not be the surviving entity are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Mortgage Loan Sale Agreement (the “Sale Agreement”), dated April 1, 2006 by and between the Seller as seller, American Home Mortgage Servicing, Inc. as servicer, and J.P. Morgan Mortgage Acquisition Corp., as purchaser, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Sale Agreement was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Sale Agreement were true and correct in all material respects as of the Closing Date.

5.

The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Sale Agreement.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Sale Agreement

IN WITNESS WHEREOF, I have hereunto signed my name on this ___ day of _____.

AMERICAN HOME MORTGAGE CORP.

By:

Name:

Title:

I,

, a

 of [_______], hereby certify that _______________________ is a duly elected, qualified and acting ______________________ of the [Seller] [Servicer] and that the signature appearing above is such person’s genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name on this ___ day of _____.

[__________________]

By:

Name:

Title:

EXHIBIT 2

MORTGAGE LOAN DOCUMENTS

With respect to each Mortgage Loan, the Mortgage Loan Documents shall consist of the following:

(a)

the original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of _________, without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer or, if the original Mortgage Note has been lost or destroyed, a lost note affidavit acceptable to the Purchaser in its sole discretion.  To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows.  If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by “[Last Endorsee], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by “[Last Endorsee], formerly known as [previous name]”;

(b)

the original of any guarantee executed in connection with the Mortgage Note;

(c)

the original Mortgage with evidence of recording thereon.  If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(d)

the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(e)

except with respect to each MERS Designated Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording.  The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement.  If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser.  If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank.  If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by “[Seller], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by “[Seller], formerly known as [previous name]”;

(f)

the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller (or MERS with respect to each MERS Designated Mortgage Loan) to the Last Endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(g)

The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company, in each case, including an Environmental Protection Agency Endorsement and an adjustable-rate endorsement; [and]

(h)

security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

(i)

the original PMI Policy or certificate of insurance, where required pursuant to the Agreement;

(j)

a copy of any applicable power of attorney;

(k)

With respect to a Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease to the originator of the Mortgage Loan, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement in substantially the same form as standard a “AZTECH” form; (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller in a form sufficient for filing.

EXHIBIT 3

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, unless otherwise disclosed to the Purchaser on the data tape, which shall be available for inspection by the Purchaser and which shall be retained by the Servicer or delivered to the Purchaser:

(a)

Copies of the Mortgage Loan Documents.

(b)

Residential loan application.

(c)

Mortgage Loan closing statement.

(d)

Verification of employment and income, if required.

(e)

Verification of acceptable evidence of source and amount of down payment.

(f)

Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

(g)

Residential appraisal report.

(h)

Photograph of the Mortgaged Property.

(i)

Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

(j)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

(k)

Copies of all required disclosure statements.

(l)

If applicable, termite report, structural engineer’s report, water potability and septic certification.

(m)

Sales Contract, if applicable.

(n)

The Primary Mortgage Insurance policy or certificate of insurance or electronic notation of the existence of such policy, where required pursuant to the Agreement.

(o)

Evidence of electronic notation of the hazard insurance policy, and, if required by law, evidence of the flood insurance policy.

EXHIBIT 4

MORTGAGE LOAN SCHEDULE

EXHIBIT 5

UNDERWRITING GUIDELINES

EXHIBIT 6

FORM OF OPINION OF COUNSEL

J.P. Morgan Mortgage Acquisition Corp.
270 Park Avenue, 6th Floor
New York, New York 10017]

Dear Sirs:

You have requested [our] [my] opinion, as [Assistant] General Counsel to American Home Mortgage Corp. (the “Seller”) and American Home Mortgage Servicing, Inc. (the “Servicer”, together with the Seller, each a “Company”), with respect to certain matters in connection with the sale by the Company of the Mortgage Loans pursuant to that certain Mortgage Loan Sale Agreement (the “Agreement”), dated April 1, 2006, by and between J.P. Morgan Mortgage Acquisition Corp., as purchaser (the “Purchaser”,) the Seller, and the Servicer  and an Interim Servicing Agreement, dated as of April 1, 2006 (the “Servicing Agreement”, together with the Purchase Agreement, the “Agreements”) by and among the Servicer and the Purchaser.

[We] [I] have examined the following documents:

1.

the Agreements;

2.

the form of Assignment of Mortgage;

3.

the form of endorsement of the Mortgage Notes; and

4.

such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Seller and the Servicer contained in the Agreements. [We] [I] have assumed the authenticity of all documents submitted to [us] [me] as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Based upon the foregoing, it is [our] [my] opinion that:

1.

The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of New York and is qualified to transact business in, and is in good standing under, the laws of the state of incorporation.

2.

The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the state of Maryland and is qualified to transact business in, and is in good standing under, the laws of the state of incorporation.

3.

Each of the Companies has the power to engage in the transactions contemplated by the Agreements and all requisite power, authority and legal right to execute and deliver the Agreements, and to perform and observe the terms and conditions of such Agreements

4.

Each of the Agreements has been duly authorized, executed and delivered by the Companies party thereto and is a legal, valid and binding agreement enforceable in accordance with its respective terms against each Company, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser’s ownership of the Mortgage Loans.

5.

Each Company has been duly authorized to allow any of its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Agreements.

6.

Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Companies of or compliance by the Companies with the Agreements, or the sale of the Mortgage Loans or the consummation of the transactions contemplated by the Agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Companies.

7.

Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Agreements conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of either Company, the terms of any indenture or other agreement or instrument to which either Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which either Company is subject or by which it is bound.

8.

There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against either Company which, in [our] [my] judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of any Company or in any material impairment of the right or ability of any Company to carry on its business substantially as now conducted or in any material liability on the part of any Company or which would draw into question the validity of the Agreements, or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of any Company to perform under the terms of the Agreements.

9.

The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreements is sufficient to fully transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

10.

The Mortgages have been duly assigned and the Mortgage Notes have been duly endorsed as provided in the Agreements. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located. The endorsement of the Mortgage Notes, the delivery to the Purchaser, or its designee, of the Assignments of Mortgage, and the delivery of the original endorsed Mortgage Notes to the Purchaser, or its designee, are sufficient to permit the Purchaser to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Seller, and are sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Seller from being enforceable.

This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

Very truly yours,

 [Name]

 [Assistant] General Counsel

EXHIBIT 7

ASSIGNMENT AND ASSUMPTION AND RECOGNITION AGREEMENT

_________________, 200_

ASSIGNMENT AND ASSUMPTION AND RECOGNITION AGREEMENT, dated __________, between ____________________________, a ___________________ corporation having an office at __________________ (“Assignor”), ________________________________, a __________________ corporation having an office at __________________ (“Assignee”) and _________________________________, a __________________ corporation having an office at [Servicer] (“Company”):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

(a)

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser, in, to and under that certain Mortgage Loan Sale Agreement, (the “Mortgage Loan Sale Agreement”), dated as of April 1, 2006, by and between J.P. Morgan Mortgage Acquisition Corp. (the “Purchaser”), American Home Mortgage Corp. and American Home Mortgage Servicing, Inc. (the “Companies”), and the Mortgage Loans delivered thereunder by the Company to the Assignor.

(b)

The Companies, the Assignor and the Assignee hereby acknowledge and agree that the Companies shall be deemed to have restated and remade each representation and warranty of the Seller and the Servicer set forth in the Mortgage Loan Sale Agreement as of the date hereof.

(c)

The Companies acknowledge and agree that upon execution of this Agreement, Assignee shall be entitled to all rights of the “Purchaser” under the Mortgage Loan Sale Agreement with regard to the Mortgage Loans, and all representations, warranties and covenants by American Home Mortgage Corp. as the “Seller” thereunder (including the representations and warranties as restated in the preceding paragraph).

(d)

The Assignor warrants and represents to, and covenants with, the Assignee that:

(I)

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

(II)

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Companies with respect to the Mortgage Loan Sale Agreement or the Mortgage Loans;

(III)

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Mortgage Loan Sale Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Mortgage Loan Sale Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Mortgage Loan Sale Agreement or the Mortgage Loans; and

(IV)

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “33 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

(e)

The Assignee warrants and represents to, and covenants with, the Assignor and the Companies that:

(I)

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Mortgage Loan Sale Agreement, the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Companies and the Assignor all of the Assignor’s obligations as Purchaser thereunder;

(II)

The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

(III)

The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

(IV)

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any Person authorized to act therefor has offered the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of U.S. Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

(V)

The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

(VI)

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Companies;

(VII)

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

(VIII)

Either:  (1) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (also “Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee’s purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

(IX)

The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and the Mortgage Loan Sale Agreement is:

Attention:

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Mortgage Loan Sale Agreement are:

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

Assignor:	Assignor:
By: Its:	By: Its::

EXHIBIT 8

TRANSFER INSTRUCTIONS

EXHIBIT 9

ASSIGNMENT AND CONVEYANCE

On this __ day of _________, 200_, American Home Mortgage Corp., as the Seller, under that certain Mortgage Loan Sale Agreement, dated as of April 1, 2006 (the “Agreement”) does hereby sell, transfer, assign, set over and convey to J.P. Morgan Mortgage Acquisition Corp., as Purchaser under the Agreement all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, and the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 6 of the Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Agreement. The ownership of each Mortgage Note, Mortgage, and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be delivered promptly by the Seller to the Purchaser.

The Seller confirms to the Purchaser that the representations and warranties set forth in Section 7.01 of the Agreement with respect to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, and the representations and warranties in Section 7.02 of the Agreement with respect to the Seller are true and correct as of the date hereof.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

AMERICAN HOME MORTGAGE CORP.

(Seller)

By:________________________

Name:______________________

Title:_______________________

Exhibit A

Mortgage Loan Schedule

EXHIBIT 10

SERVICER ACKNOWLEDGMENT

As of [_________]

[Name]
[Address]

Re:

Letter Agreement in connection with the purchase by J.P. Morgan Mortgage Acquisition Corp. (the “Purchaser”) and the sale by American Home Mortgage Corp. (the “Company”) of mortgage loans pursuant to that certain Mortgage Loan Sale Agreement (the “Agreement”), dated as of April 1, 2006, by and between the Company, American Home Mortgage Servicing, Inc. and the Purchaser

Ladies and Gentlemen:

In connection with the above-referenced transaction, and in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Company hereby agree as follows:

1.

Unless otherwise specified in this letter agreement, all capitalized terms herein shall have the meaning as provided in the Agreement.

2.

The Purchaser hereby requests, and the Company hereby acknowledges, that [SERVICER] shall be the “Successor Servicer” under the agreement.

3.

This letter may be executed in any number of counterparts each of which shall constitute one and the same instrument, and either party hereto may execute this letter by signing any such counterpart.

[the remainder of this page intentionally left blank]

4.

This letter shall be deemed in effect when a fully executed counterpart thereof is received by the Company in the State of New York and shall be deemed to have been made in the State of New York.  This letter shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York except to the extent preempted by Federal law.

Very truly yours,

J.P. MORGAN MORTGAGE ACQUISITION CORP.

By:

Name:

Title:

Accepted and Agreed:

AMERICAN HOME MORTGAGE CORP.

(Seller)

By:

Name:

Title:

EXHIBIT 11

CO-OP LOAN FILE

The following items should be included with respect to any Co-op Loan:

(1)

The (i) original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) “Pay to the order of _____________, without recourse” and signed by facsimile signature in the name of the related Seller by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to the related Seller;

(2)

The original Assignment of Proprietary Lease for each Mortgage Loan, from the related Seller signed by original or by facsimile signature to __________________, which assignment shall be in form and substance acceptable for recording (except for the recording information);

(3)

the original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original Stock Power, in blank executed by the related Seller;

(4)

the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the related Seller, then such Seller must execute an assignment of the Assignment of Proprietary Lease in blank;

(5)

the original Recognition Agreement and the original Assignment of Recognition Agreement;

(6)

the recorded state and county Financing Statements and changes thereto;

(7)

an Estoppel Letter and/or Consent;

(8)

the Co-op Lien Search;  and

(9)

the guaranty of the Mortgage Note and Co-op Loan, if any; and the original of any security agreement or similar document executed in connection with the Co-op Loan.